UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

AMENDMENT NO. 1

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22406

Mirae Asset Discovery Funds
(Exact name of registrant as specified in charter)

1350 Avenue of the Americas, 33rd floor New York, NY	10019
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 205-8300

Date of fiscal year end:   April 30

Date of reporting period:   April 30, 2014

The Form N-CSR for Mirae Asset Discovery Funds, filed on July 3, 2014 under Accession number 0001398432-14-000241, is being amended with this filing, to correct a date referenced in the Report of Independent Registered Public Accounting Firm (the Report) which was included within the Annual Report prepared for the year ended April 30, 2014. The corrected Report indicates that such audit procedures were performed as of April 30, 2014.

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds

Annual Report
April 30, 2014

Emerging Markets	Fund

Asia	Fund

Emerging Markets	Great Consumer Fund

Asia Global Global	Great Consumer Fund Great Consumer Fund Dynamic Bond Fund

i

Shareholder Letter

April 30, 2014

Dear Shareholder,

The Funds’ fiscal year ended April 30, 2014 was marked by contrasting returns in world financial markets. Over this period, global equities as a whole, as measured by the MSCI All Country World Index, posted a return of 14.98%. Developed market stocks, as represented by the MSCI World Index, returned an impressive 16.62% while emerging market equities, as represented by the MSCI Emerging Markets Index, closed down -1.49%. While global stocks gained, it was nonetheless a challenging period as financial markets experienced pronounced volatility. Much of this volatility emanated from uncertainty regarding macroeconomic factors such as the central bank policies of the United States and other developed nations, geopolitical tensions, and global growth concerns including slowing growth in China and other developing countries.

In late May of 2013, U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke surprised the markets by commenting that the Fed might start to unwind its quantitative easing program in late 2013 if the economy continued to show improvement. The notion of a sudden end to the Fed’s unprecedented economic stimulus program sent shock waves throughout the markets, and speculation over the timing of such tapering proceeded to dominate investor sentiment and market movements for the rest of the calendar year. From late May through June, world debt and equity markets sold off, but the sell-off in emerging markets was particularly sharp and swift. Emerging markets had benefitted from accommodative global monetary conditions in recent years, and the prospect of reduced Fed stimulus led to big withdrawals of capital from the developing world. Fears of tighter monetary conditions drew increased focus to the more financially vulnerable developing economies that were more dependent upon external financing and running current account deficits. By the autumn of 2013, both emerging and developed markets recovered their losses, but emerging markets resumed their underperformance versus developed markets soon thereafter. Coinciding with renewed optimism about the developed world were concerns about cyclical slowdowns in emerging markets, financial risk in China, political turmoil in Turkey, Thailand, Russia/Ukraine, and lingering uncertainty about the potential impact of Fed tapering on the emerging markets. From mid-March 2014 through the end of the reporting period, however, emerging markets registered notable outperformance versus developed markets.

During the past fiscal year, short-term sentiment surrounding global macro and liquidity conditions seem to have been the drivers of financial markets. As we enter the latter half of 2014, we at Mirae Asset Global Investments are encouraged that the markets will revert to fundamentals. In our view, emerging markets are the source of one of the most attractive and enduring structural growth stories globally – broad-scale consumption resulting from an expanding middle class. We believe that the secular trend of rising consumption in developing countries offers one of the most compelling long-term investment themes.

As emerging market experts with a global perspective, Mirae Asset Global Investments pursues excellence in investment management to help our clients achieve their long-term objectives. Through the Mirae Asset Discovery Funds, Mirae Asset Global Investments seeks to provide investors with equity and fixed income investment options that tap the growth and income potential of companies operating in the emerging markets. We take an active approach to investment management and run high-conviction, concentrated portfolios which generally result in portfolios with weightings which generally deviate meaningfully from standard industry benchmarks. With our roots in Asia and offices throughout the world, we keep emerging markets at the center of our investment focus. We believe that the world’s emerging economies will provide significant long-term investment opportunities and we hope that you share our enthusiasm for the future.

Sincerely,

Peter Graham

President

Mirae Asset Discovery Funds

ii

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Emerging Markets Fund(1)

Manager Commentary

The Emerging Markets Fund (the “Fund”) – Class I Shares returned -0.83% for the period May 1, 2013 through April 30, 2014. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, returned -1.49%.

The Fund’s outperformance versus the index during this period was a result of stock selection and allocation. Stock selection in financials and consumer discretionary was a major contributor to Fund performance with Galaxy Entertainment, Moscow Exchange and Tencent leading the way. An overweight allocation to consumer discretionary and healthcare and an underweight in materials and energy also had a positive effect. On a country basis, stock selection in China and India led the relative return while allocations to Brazil, South Africa and South Korea detracted from Fund performance.

The past year has been a roller coaster ride for emerging market equities as investor sentiment swung from extreme pessimism last summer during expectations of US Fed tapering to a more favorable view in recent months. Uncertainty of China’s growth and the Russian-Ukraine geopolitical tension also weighed on the emerging markets.

China’s domestic demand is subdued due to a slowing economy and anti-corruption drive. However, employment conditions remain stable on the back of improving exports. Our view on China is still positive as we believe that the government is focused on, and making progress with, rebalancing its economy to achieve a more sustainable and higher-quality growth trajectory. In India, we see encouraging signs on the political front and the country continues to narrow its current account deficit at a rapid pace. We believe that with a decisive new government and a pragmatic central bank, growth in India is likely to accelerate. The ASEAN (Association of South East Asian Nations) markets continue to do well in 2014. We remain constructive on Indonesia and the Philippines. In Indonesia, we are encouraged that inflation and the trade deficit have improved in recent months; however, the elections will likely take center stage in the upcoming months. Meanwhile, the Philippines continue to post the highest growth in the region, a trend that may continue through 2014. On the other hand, we are cautious on Thailand, Korea and Taiwan. Thailand remains vulnerable in light of its political stalemate, which has plagued the country’s economy for the last six months and we find it challenging to identify attractive, long-term investment stories in Korea and Taiwan.

Our stance on Brazil has gone from bearish to marginally more constructive based on valuations, although we remain cautious given low growth and persistent inflation. Although we remain structurally positive on the investment case in Mexico, our short-term outlook is less optimistic elsewhere in Latin America given relatively high valuations. In the EEMEA (Eastern Europe, Middle East & Africa) region, Russia remains volatile and we continue to be wary of government-controlled companies that can be adversely affected by government policy and prefer high-quality companies generally left alone by the government such as retail and Internet names. We maintain a favorable outlook for Poland as it has the most favorable macroeconomic dynamics in the region. We remain cautious of Turkey and the Middle East/Africa region. Despite the recent rally in Turkey, the country continues to suffer from weak economic growth, high inflation and political instability while South Africa remains vulnerable from both an economic and political perspective.

We continue to believe in selective investments through a bottom-up, high-conviction approach and remain positive on quality growth companies. Key investment themes for the Fund include rising consumer aspiration, travel and tourism, online/mobile technology and aging populations.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

1  Effective August 28, 2013, the Fund's name changed from Emerging Markets Sector Leader Fund to Emerging Markets Fund.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Emerging Markets Fund

INVESTMENT OBJECTIVE

The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/14)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALGX)	-1.04%	-0.06%	5.30%	1.75%
Class A (with sales charge)[b]	-6.76%	-1.70%	5.30%	1.75%
Class C (MCLGX)	-1.80%	-0.82%	7.39%	2.50%
Class C (with sales charge)[c]	-2.78%	-0.82%	7.39%	2.50%
Class I (MILGX)	-0.83%	0.20%	3.60%	1.50%
MSCI Emerging Markets Index [d]	-1.49%	1.10%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2013. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2014, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2014 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Asia Fund(1)

Manager Commentary

The Asia Fund (the “Fund”) – Class I Shares returned 8.12% for the period May 1, 2013 through April 30, 2014. During the same period, the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 2.02%.

The vast majority of the Fund’s outperformance during the period was due to bottom-up stock selection. Holdings in consumer discretionary and healthcare were major contributors to Fund performance with Galaxy Entertainment, Biostime and Melco Crown Entertainment leading the way. Stock selections in Hong Kong, China and India had the largest positive impact. From a country perspective, an overweight in Indonesia had the largest negative allocation impact.

The past year has been a roller coaster ride for emerging market equities as investor sentiment swung from extreme pessimism last summer during expectations of US Fed tapering to a more favorable view in recent months. We believe that the credit goes to the central banks in India and Indonesia, which moved quickly to hike interest rates and expedite the trade rebalancing through currency depreciation.

Our outlook for Asia more broadly is constructive. We have seen visible signs of improving exports in China, Korea, Taiwan and Malaysia. However, US Fed tapering and the uncertainty of China’s growth weigh on investor sentiment. Domestic demand in China is subdued due to a slowing economy and anti-corruption drive. However, employment conditions remain stable. Our view on China is still positive as we believe that the government is focused on, and making progress with, rebalancing its economy to achieve a more sustainable and higher-quality growth trajectory.

In India, we see encouraging signs on the political front and the country continues to narrow its current account deficit at a rapid pace. The Indian elections were a much anticipated event that resulted with Narendra Modi winning a record 336 out of 543 seats, the first time in 30 years that a party won a majority on its own. It is anticipated that the new government will focus on upgrading infrastructure and creating a more efficient bureaucracy. We believe that with a decisive new government and a pragmatic central bank, growth in India is likely to accelerate.

We are also favorable on the ASEAN (Association of South East Asian Nations) region as we believe it will benefit from the global recovery. However, growth and equity performance will continue to diverge as country-specific factors have a greater influence on individual ASEAN economies. We continue to be constructive on Indonesia and the Philippines. In Indonesia, we are encouraged that inflation and the trade deficit have improved in recent months. However, politics will likely continue to take center stage until the summer election. Similar to India, the elections in Indonesia could be a key turnaround event, especially if the market-friendly and current favorite, Joko Widodo, wins. Meanwhile, the Philippines continues to post the highest growth in the region, a trend that may continue with the government pegging 2014 growth at between 6.5% and 7.5%. On the other hand, we are cautious on Thailand, Korea and Taiwan. Thailand remains vulnerable in light of its political stalemate, which has plagued the country’s economy for the last six months and we find it challenging to identify attractive, long-term investment stories in Korea and Taiwan.

We continue to believe in selective investments through a high-conviction, bottom-up approach and remain positive on quality growth companies. Key investment themes for the Fund include rising consumer aspiration, travel and tourism, online/mobile technology and aging populations.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

1  Effective August 28, 2013, the Fund's name changed from Asia Sector Leader Fund to Asia Fund.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Asia Fund

INVESTMENT OBJECTIVE

The Asia Fund (“the Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/14)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALAX)	7.90%	4.04%	5.42%	1.70%
Class A (with sales charge)[b]	1.71%	2.34%	5.42%	1.70%
Class C (MCLAX)	6.99%	3.28%	8.03%	2.45%
Class C (with sales charge)[c]	5.99%	3.28%	8.03%	2.45%
Class I (MILAX)	8.12%	4.34%	3.96%	1.45%
MSCI All Country Asia ex-Japan Index[d]	2.02%	3.74%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2013. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2014, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2014 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Emerging Markets Great Consumer Fund

Manager Commentary

The Emerging Markets Great Consumer Fund (the “Fund”) – Class I Shares returned -2.71% for the period May 1, 2013 through April 30, 2014. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, returned -1.49%.

The Fund’s overweight positions in Indonesia and Turkey and underweight position in Taiwan were leading detractors of relative performance. However, stock selection in China was a strong contributor. In terms of sector performance, the leading detractor was the Fund’s overweight and stock selection in consumer staples. The Fund’s allocation to information technology also hurt results but stock selection in this sector had a positive impact. The leading contributor to relative performance was the Fund’s overweight position and stock selection in consumer discretionary, one of the best performing sectors during the period.

The past year has been a roller coaster ride for emerging market equities as investor sentiment swung from extreme pessimism last summer during expectations of US Fed tapering to a more favorable view in recent months. Uncertainty of China’s growth and the Russian-Ukraine geopolitical tension also weighed on the emerging markets.

On a positive note, we have seen visible signs of improving exports in Asia, including China, Korea, Taiwan and Malaysia. Our outlook for Asia more broadly is constructive as we believe it will continue to benefit from an export-led recovery aided by a recovering US economy, and from increased investor confidence about China’s ability to manage the transition of its economy. In India, we see encouraging signs on the political front and the country continues to narrow its current account deficit at a rapid pace. We believe that with a decisive new government and a pragmatic central bank, growth in India is likely to accelerate. The global recovery should result in stronger growth for the ASEAN (Association of South East Asian Nations) region, though each economy will be influenced by its own unique set of circumstances.

Our stance on Brazil has gone from bearish to marginally more constructive based on valuations, although we remain cautious given low growth and persistent inflation. Although we remain structurally positive on the investment case in Mexico, our short-term outlook is less optimistic elsewhere in Latin America given relatively high valuations. In the EEMEA (Eastern Europe, Middle East & Africa) region, Russia remains volatile and we continue to be wary of government-controlled companies that can be adversely affected by government policy and prefer high-quality companies generally left alone by the government such as retail and Internet names. We maintain a favorable outlook for Poland as it has the most favorable macroeconomic dynamics in the region. We continue to be cautious of Turkey and the Middle East/Africa region.

Consumption in the emerging markets continues to be a core theme for the Fund. We believe that a selective and active strategy is essential. First, domestic situations vary from country to country and the major beneficiaries will also vary according to their own local circumstances. Second, the current consumption trends in the emerging markets are different from the ones in the developed markets at the same stage of economic development. Even more importantly than cultural differences, the Internet and mass media are creating new and much earlier demand for various items within the emerging markets.

We continue to believe in a bottom-up investment approach and remain positive on quality growth companies. We look to identify the long-term winners in their respective consumer-related segment that have sustainable long-term earnings growth potential. This focus will continue to be combined with a high-conviction, concentrated portfolio approach.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk — investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Emerging Markets Great Consumer Fund

INVESTMENT OBJECTIVE

The Emerging Markets Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/14)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MECGX)	-2.89%	5.81%	3.67%	1.85%
Class A (with sales charge)[b]	-8.48%	4.08%	3.67%	1.85%
Class C (MCCGX)	-3.62%	4.98%	5.06%	2.60%
Class C (with sales charge)[c]	-4.59%	4.98%	5.06%	2.60%
Class I (MICGX)	-2.71%	6.03%	3.36%	1.60%
MSCI Emerging Markets Index[d]	-1.49%	1.10%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*

The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2013. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2014, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2014 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Asia Great Consumer Fund

Manager Commentary

The Asia Great Consumer Fund (the “Fund”) – Class I Shares returned 0.98% for the period May 1, 2013 through April 30, 2014. During the same period, the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 2.02%.

The Fund’s overweight to Indonesia, Thailand and the Philippines and an underweight to Taiwan detracted the most from performance. Even though the country allocations were the result of bottom-up stock picking and not a result of top-down allocation, the overall liquidity rotation from South Asia (more emerging markets) to North Asia (relatively more developed markets) in the second half of 2013 drove the Fund’s relative underperformance. However, strong stock selection in Hong Kong and China, especially in the consumer discretionary and information technology sectors, offset the negative country allocation.

Most markets in Asia have shown increased volatility since last year due to a number of macro issues such as US Fed tapering, expectations for the new leaders in China and India, and political issues in Thailand. However, we maintained our bottom-up stock selection strategy and focused on the earnings impact of individual stocks instead of being driven by non-fundamental macro issues. We are mindful that countries and individual stocks are diverging from our longer term perspective. However, we continue to focus on long-term and sustainable earnings growth rather than short term trading.

Consumption in the emerging markets, Asia in particular, continues to be a core theme. We believe that a selective and active strategy is essential. First, domestic situations vary from country to country and the major beneficiaries will also vary according to their own local circumstances. Second, the current consumption trends in the emerging markets are different from the ones in the developed markets at the same stage of economic development. Even more importantly than cultural differences, the internet and mass media are creating new and much earlier demand for various items within the emerging markets. Therefore, we closely monitor trends arising among Asian consumers and try to identify those companies that we expect will be long-term winners.

We continue to believe in selective investments through a bottom-up approach and remain positive on quality growth companies. We look to identify the long-term winners in their respective consumer-related segment that have sustainable long-term earnings growth potential. This focus will continue to be combined with a high-conviction concentrated portfolio approach.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk — investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Asia Great Consumer Fund

INVESTMENT OBJECTIVE

The Asia Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/14)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MGCEX)	0.80%	3.45%	5.38%	1.80%
Class A (with sales charge)[b]	-4.96%	1.76%	5.38%	1.80%
Class C (MGCCX)	0.00%	2.63%	8.15%	2.55%
Class C (with sales charge)[c]	-1.00%	2.63%	8.15%	2.55%
Class I (MGCIX)	0.98%	3.66%	3.57%	1.55%
MSCI All Country Asia ex-Japan Index[d]	2.02%	3.74%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2013. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2014, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2014 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Global Great Consumer Fund

Manager Commentary

The Global Great Consumer Fund (the “Fund”) – Class I Shares returned 22.25% for the period May 1, 2013 through April 30, 2014. During the same period, the Fund’s benchmark, the MSCI All Country World Index, returned 14.98%.

Stock selection was a major contributor to the Fund’s outperformance. Holdings in consumer discretionary and information technology names had the largest positive impact with Tencent Holdings and Galaxy Entertainment leading the way. On the other hand, the Fund’s holdings in luxury names such as Prada caused a drag on performance as a result of sluggish Chinese consumption and stagnant US real income growth. However, we maintain our preference towards core-brand driven luxury companies and remain constructive on a longer-term horizon.

Although quality companies with strong growth in the consumer discretionary and information technology sectors were the largest contributor to Fund performance over the past year, the Fund came under pressure in March as these sectors sold off due to profit-taking after a period of strong performance. We saw a rotation away from these market leaders and into defensive sectors such as energy and utilities. As a result, the Fund’s lack of exposure to the energy sector detracted from performance in recent months.

The MSCI World Index remains in an upward trend, led by the US market, as the S&P 500 index continues hitting new highs. Europe appears to be stabilizing and our outlook for the European recovery remains positive and thus far, earnings announcements have also shown good momentum. The focus remains on the European Central Bank (ECB) and whether they will act on quantitative easing in the near term. The emerging markets, after a long period of underperformance, outperformed in March only to give back most of its gains in April. We see scope for further tactical rebounds in the emerging markets. However, for it to become a sustainable trend, we would need to see further improvement in the global growth picture.

We continue to believe in selective investments through a bottom-up approach and remain positive on quality growth companies. The Fund maintains an overweight to the consumer discretionary sector relative to the benchmark. Although this sector does face headwinds, especially in terms of investor sentiment, we believe that select growth stocks in this sector can produce healthy returns over the long-term. We also remain constructive on the information technology and health care sectors.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Global Great Consumer Fund

INVESTMENT OBJECTIVE

The Global Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/14)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(1/31/12)	Gross	Net
Class A (MGUAX)	21.92%	17.34%	6.70%	1.75%
Class A (with sales charge)[b]	14.88%	14.29%	6.70%	1.75%
Class C (MGUCX)	21.08%	16.48%	7.62%	2.50%
Class C (with sales charge)[c]	20.08%	16.48%	7.62%	2.50%
Class I (MGUIX)	22.25%	17.64%	3.65%	1.50%
MSCI All Country World Index[d]	14.98%	15.86%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Global Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2013. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2014, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2014 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Global Dynamic Bond Fund

Manager Commentary

The Global Dynamic Bond Fund (the “Fund”) – Class I Shares returned -0.28% for the period May 1, 2013 through April 30, 2014. During the same period, the Fund’s composite reference index, 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays U.S. Emerging Markets Bond Index, returned  0.06%.

Due to concerns over US Fed tapering, US treasury yields, emerging local currency bond yields and emerging sovereign/corporate bond spreads all rose at the beginning of the last fiscal year. As a result, the Fund reduced its overall portfolio duration from 4.1 years at the beginning of the fiscal year to 2.8 years by August 2013. However, as the emerging market sell-off calmed and US treasury yields started to move within range, the overall portfolio duration was raised back to a neutral level.

The Fund’s exposure to emerging market sovereign bonds, quasi-sovereign bonds and corporate bonds were mainly in BB and BBB rated instruments. The Fund also invested in exchange traded funds (ETFs) to gain exposure to the US high-yield and emerging sovereign bond sectors. In order to manage the Fund’s credit risk using ETFs, the Fund reduced investments in ETFs to 1% at the beginning of the fiscal year and further reduced it to 0% by the end of June 2013. As a recovery in risky assets developed, the Fund once again increased its investments in ETFs to 8.9% by the end of the fiscal year.

The Fund did not invest heavily in emerging market local currency bonds during this period, as we deemed general market volatility too high compared with potential gains. The Fund had currency exposure during the period of approximately 2%-3% in each of the Brazilian Real, Russian Ruble, Mexican Peso and Indian Rupee. The overall market risk was minimized in recent months as developed market central banks continued with easing policies. The election schedules in the emerging markets are passing by without too much noise in the market. However, considering that the emerging market’s current stable situation is due mainly to external factors, any changes in these conditions may have a negative impact on emerging market assets. Thus, the Fund has reduced its exposure to these assets for the time being.

The Fund intends to reduce its exposure to the high-yield market as well. The monthly return for high-yield bonds has been lower than other bond sectors in the past several months. However, we currently prefer high-yield bonds over emerging market assets and anticipate lower returns for high-yield bonds due to their high price level.

The rating for each debt security held by the Fund is generally determined based on the ratings given by the nationally recognized statistical rating organizations Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Inc. (“Fitch”). If all three organizations have rated the security, the median rating is used. If only two organizations have rated the security, the lower rating is used. If a single organization has rated the security, that rating is used. Securities that have not been rated by any of the organizations, if any, are shown as “Not Rated.” The ratings represent the opinions of the rating organizations (S&P, Moody’s and Fitch) as to the quality of the securities they rate. The ratings range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. The ratings provided relate to the underlying securities within the Fund and not the Fund itself.

Risk Factors

Fixed Income Securities Risk – (bonds) tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

Asset Allocation Risk – the Fund's ability to achieve its investment objective will depend, in part on the investment manager's ability to select the best asset allocation of assets across the various developed and emerging markets. There is a risk that the investment manager's evaluations and assumptions may be incorrect in view of actual market condition.

Credit Risk – the issuer of a fixed income security, or the counterparty to a contract, such as swaps or other derivatives, may become unable or willing to meet its financial obligations. Various market participants, such as rating agencies of pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Derivative Risk – the Fund may utilize derivatives for hedging purposes, to enhance returns or to obtain exposure to various market sectors. The risks of derivatives include liquidity, interest rate, market, credit and management risks. The instrument may be also mispriced or improperly valued, and the fund could lose more than the principal amount invested. Unpredictable or rapid changes in the currency markets could also negatively affect the value of currency derivatives, such as currency forward/futures contracts.

Emerging Markets Risk – investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Exchange-Traded Funds (ETFs) Risk – the Fund may invest in bond ETFs, which generally are passive investment vehicles. When the Fund purchases shares of an ETF, shareholders will bear both their proportionate share of the Fund's expenses and, indirectly, a portion of the ETF's expenses.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Non-Diversification Risk – because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2014

Global Dynamic Bond Fund

INVESTMENT OBJECTIVE

The Global Dynamic Bond Fund (“the Fund”) seeks to achieve total return as its primary investment objective. The Fund seeks capital preservation as a secondary investment objective.

FUND PERFORMANCE (AS OF 4/30/14)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(2/29/12)	Gross	Net
Class A (MAGDX)	-0.43%	3.21%	5.43%	1.19%
Class A (with sales charge)[b]	-4.87%	1.04%	5.43%	1.19%
Class C (MCGDX)	-1.21%	2.42%	5.40%	1.94%
Class C (with sales charge)[c]	-2.18%	2.42%	5.40%	1.94%
Class I (MDBIX)	-0.28%	3.43%	2.23%	0.94%
Barclays U.S. Emerging Markets Bond Index[d]	-0.85%	5.28%
Barclays Global Treasury Majors Index (USD Hedged)[e]	0.90%	2.81%
Blended Benchmark Index[f]	0.06%	4.09%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Global Dynamic Bond Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2013. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2014, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2014 can be found in the financial highlights.

b	Reflects the 4.50% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

Barclays U.S. Emerging Markets Bond Index includes fixed-and floating-rate USD-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia. For the index, an emerging market is defined as any country that has a long term foreign currency debt sovereign rating of Baa1/BBB+/BBB+ or below, using the middle rating of Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services and Fitch Ratings. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

e

Barclays Global Treasury Majors Index (USD Hedged) tracks fixed-rate local currency government debt of major developed market countries. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

f	The benchmark is an equally-weighted blended composite of (1) Barclays U.S. Emerging Markets Bond Index and (2) Barclays Global Treasury Majors Index (USD Hedged).

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery FundsExpense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at November 1, 2013 and held for the entire period from November 1, 2013 through April 30, 2014.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total expenses of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.

		Beginning Account Value	Actual Ending Account Value	Hypothetical Ending Account Value	Actual Expenses Paid During Period	Hypothetical Expenses Paid During Period	Annualized Expense Ratio During Period
Fund		11/1/13	4/30/14	4/30/14	11/1/13 - 4/30/14(1)	11/1/13 - 4/30/14(1)	11/1/13 - 4/30/14

Emerging Markets Fund	Class A	$1,000.00	$981.40	$1,016.12	$8.60	$8.75	1.75%
	Class C	1,000.00	977.80	1,011.90	12.26	12.97	2.50%
	Class I	1,000.00	982.50	1,017.36	7.37	7.50	1.50%

Asia Fund	Class A	1,000.00	1,028.90	1,016.36	8.55	8.50	1.70%
	Class C	1,000.00	1,024.00	1,012.65	12.30	12.23	2.45%
	Class I	1,000.00	1,029.50	1,017.60	7.30	7.25	1.45%

Emerging Markets Great Consumer Fund	Class A	1,000.00	964.70	1,015.62	9.01	9.25	1.85%
	Class C	1,000.00	960.50	1,011.90	12.64	12.97	2.60%
	Class I	1,000.00	965.80	1,016.86	7.80	8.00	1.60%

Asia Great Consumer Fund	Class A	1,000.00	1,006.20	1,015.87	8.95	9.00	1.80%
	Class C	1,000.00	1,001.80	1,012.15	12.66	12.72	2.55%
	Class I	1,000.00	1,006.20	1,017.11	7.71	7.75	1.55%

Global Great Consumer Fund	Class A	1,000.00	1,032.00	1,016.12	8.82	8.75	1.75%
	Class C	1,000.00	1,028.00	1,012.40	12.57	12.47	2.50%
	Class I	1,000.00	1,033.40	1,017.36	7.56	7.50	1.50%

Global Dynamic Bond Fund	Class A	1,000.00	1,020.10	1,019.09	5.76	5.76	1.15%
	Class C	1,000.00	1,015.70	1,015.37	9.50	9.49	1.90%
	Class I	1,000.00	1,021.30	1,020.33	4.51	4.51	0.90%

(1)

Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2014

		Shares	Value ($)
Common Stocks (92.1%)
21vianet Group, Inc.* (Internet Software & Services)		7,217	173,352
AIA Group Ltd. (Insurance)		92,800	450,072
Amorepacific Corp. (Personal Products)		230	297,241
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)		8,372	223,261
AVI Ltd. (Food Products)		27,799	153,429
Baidu, Inc.* (Internet Software & Services)		1,747	268,777
BR Malls Participacoes SA (Real Estate Management & Development)		25,705	222,289
Cemex Sab de CV* (Construction Materials)		209,414	266,081
China Resources Gas Group Ltd. (Oil, Gas & Consumable Fuels)		90,000	266,423
Cognizant Technology Solutions Corp.* (IT Services)		11,346	543,530
Companhia Brasileira de Distribuicao Group - Sponsored ADR (Food & Staples Retailing)		4,909	233,472
Copa Holdings SA (Airlines)		2,243	303,433
Credicorp Ltd. (Banks)		2,855	426,109
Emperador, Inc.* (Beverages)		669,800	191,459
Eurasia Drilling Co. Ltd. - Registered GDR (Energy Equipment & Services)		10,315	254,265
Fibra Uno Administracion SA (Real Estate Investment Trusts)		129,135	423,424
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		83,000	655,791
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		29,665	297,363
Global Logistic Properties Ltd. (Real Estate Management & Development)		116,500	264,899
Grupo Aeroportuario del Sureste SAB de CV (Airlines)		23,710	290,219
HFDC Bank Ltd. (Banks)		30,217	362,308
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)		3,892	328,184
HSBC Holdings PLC (Banks)		29,496	299,233
Hutchison Whampoa Ltd. (Industrial Conglomerates)		30,000	411,435
ICICI Bank Ltd. (Banks)		13,066	270,226
Industrial & Commerical Bank of China Ltd. (Banks)		536,000	319,414
Korea Electric Power Corp. (Electric Utilities)		9,070	346,819
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)		312,000	354,952
Lenta Ltd. - Registered Shares* (Food & Staples Retailing)		16,550	160,370
Life Healthcare Group Holdings Pte Ltd. (Health Care Providers & Services)		80,475	321,494
Lupin Ltd. (Pharmaceuticals)		23,705	388,965
Malaysia Airports Holdings Berhad (Transportation Infrastructure)		77,800	192,087
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		359,800	273,604
Naver Corp. (Internet Software & Services)		395	284,517
ORION Corp. (Food Products)		360	274,618
Ping An Insurance (Group) Co. of China Ltd. (Insurance)		36,000	266,307
Piraeus Bank SA* (Banks)		74,013	175,256
PT Bank Mandiri Tbk (Banks)		366,301	311,378
PT Matahari Department Store Tbk* (Multiline Retail)		236,400	308,785
PT Media Nusantara Citra Tbk (Media)		1,043,300	245,747
Samsonite International SA (Textiles, Apparel & Luxury Goods)		95,100	301,761
Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)		242	315,507
Severstal (Metals & Mining)		33,900	240,002
Sul America SA (Insurance)		40,035	290,902
Sun Art Retail Group Ltd. (Food & Staples Retailing)		150,000	195,416
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		82,000	323,267
Tata Motors Ltd. (Automobiles)		47,226	326,218
Tencent Holdings Ltd. (Internet Software & Services)		3,700	232,737
Tingyi (Cayman Islands) Holding Corp. (Food Products)		58,000	161,221
Universal Robina Corp. (Food Products)		67,570	221,807
Usinas Sider Minas GER - PF A* (Metals & Mining)		24,500	96,044
Yandex NV* (Internet Software & Services)		9,750	258,375

TOTAL COMMON STOCKS (Cost $13,704,313)			15,063,845

Preferred Stocks (3.5%)
Itau Unibanco Holding SA (Banks)		19,430	319,578
Vale SA - Sponsored ADR (Metals & Mining)		21,022	249,531

TOTAL PREFERRED STOCKS (Cost $743,515)			569,109

TOTAL INVESTMENTS (Cost $14,447,828) — 95.6%			15,632,954

Net other assets (liabilities) — 4.4%			725,652

NET ASSETS — 100.0%			16,358,606

*	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2014

The Emerging Markets Fund invested in the following industries as of April 30, 2014:			The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2014:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Airlines	593,652	3.7%	Brazil	1,411,816	8.7%
Automobiles	326,218	2.0%	China	1,972,176	12.0%
Banks	2,483,502	15.3%	Cyprus	254,265	1.6%
Beverages	191,459	1.2%	Greece	175,256	1.1%
Construction Materials	266,081	1.6%	Hong Kong	2,384,715	14.5%
Electric Utilities	346,819	2.2%	India	2,188,610	13.3%
Energy Equipment & Services	254,265	1.6%	Indonesia	865,910	5.3%
Food & Staples Retailing	589,258	3.6%	Malaysia	192,087	1.2%
Food Products	811,075	4.9%	Mexico	979,724	6.0%
Health Care Providers & Services	321,494	2.0%	Panama	303,433	1.9%
Hotels, Restaurants & Leisure	1,257,579	7.7%	Peru	426,109	2.6%
Industrial Conglomerates	411,435	2.5%	Philippines	413,266	2.5%
Insurance	1,007,281	6.2%	Russia	658,747	4.0%
Internet Software & Services	1,217,758	7.3%	Singapore	264,899	1.6%
IT Services	543,530	3.3%	South Africa	698,184	4.3%
Media	245,747	1.5%	South Korea	1,846,886	11.3%
Metals & Mining	585,577	3.5%	Taiwan	323,267	2.0%
Multiline Retail	308,785	1.9%	Thailand	273,604	1.7%
Oil, Gas & Consumable Fuels	266,423	1.6%	Other	725,652	4.4%
Personal Products	297,241	1.8%	Total	16,358,606	100.0%
Pharmaceuticals	909,589	5.5%
Real Estate Investment Trusts	423,424	2.6%
Real Estate Management & Development	487,188	3.0%
Semiconductors & Semiconductor Equipment	638,774	3.9%
Technology Hardware, Storage & Peripherals	354,952	2.2%
Textiles, Apparel & Luxury Goods	301,761	1.8%
Transportation Infrastructure	192,087	1.2%
Other	725,652	4.4%
Total	16,358,606	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2014

		Shares	Value ($)
Common Stocks (98.7%)
21vianet Group, Inc.* (Internet Software & Services)		8,945	214,859
AIA Group Ltd. (Insurance)		90,400	438,433
Amorepacific Corp. (Personal Products)		149	192,561
Astro Malaysia Holdings Bhd (Media)		203,200	207,277
Baidu, Inc.* (Internet Software & Services)		1,722	264,929
China Everbright International Ltd. (Industrial Conglomerates)		151,000	189,317
China Longyuan Power Group Corp. (Independent Power and Renewable Electricity Producers)		109,000	112,196
China Resources Gas Group Ltd. (Oil, Gas & Consumable Fuels)		74,000	219,059
China Unicom (Hong Kong) Ltd. (Diversified Telecommunication Services)		124,000	190,334
Chongqing Changan Automobile Co. Ltd.* (Automobiles)		114,200	206,225
Cognizant Technology Solutions Corp.* (IT Services)		12,258	587,219
DBS Group Holdings Ltd. (Banks)		30,000	406,428
Emperador, Inc.* (Beverages)		644,400	184,198
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		66,000	521,473
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		31,944	320,208
Global Logistic Properties Ltd. (Real Estate Management & Development)		87,000	197,822
HFDC Bank Ltd. (Banks)		33,570	402,511
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)		3,428	289,058
HSBC Holdings PLC (Banks)		31,977	324,402
Hutchison Whampoa Ltd. (Industrial Conglomerates)		26,000	356,577
ICICI Bank Ltd. (Banks)		14,444	298,725
Industrial & Commerical Bank of China Ltd. (Banks)		487,000	290,214
Korea Electric Power Corp. (Electric Utilities)		9,250	353,702
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)		310,000	352,677
Lupin Ltd. (Pharmaceuticals)		21,113	346,434
Malaysia Airports Holdings Berhad (Transportation Infrastructure)		80,900	199,741
Melco Crown Entertainment Ltd. - Sponsored ADR (Hotels, Restaurants & Leisure)		11,383	389,071
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		306,500	233,073
Naver Corp. (Internet Software & Services)		492	354,385
ORION Corp. (Food Products)		372	283,772
Ping An Insurance (Group) Co. of China Ltd. (Insurance)		32,000	236,718
Prada SpA (Textiles, Apparel & Luxury Goods)		12,400	99,363
PT Bank Mandiri Tbk (Banks)		341,979	290,703
PT Matahari Department Store Tbk* (Multiline Retail)		185,800	242,691
PT Media Nusantara Citra Tbk (Media)		838,700	197,554
Samsonite International SA (Textiles, Apparel & Luxury Goods)		93,900	297,953
Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)		262	341,582
Shree Cement Ltd. (Construction Materials)		1,911	180,658
Sun Art Retail Group Ltd. (Food & Staples Retailing)		157,000	204,535
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		83,000	327,209
Tata Motors Ltd. (Automobiles)		49,459	341,643
Tencent Holdings Ltd. (Internet Software & Services)		4,000	251,607
Tingyi (Cayman Islands) Holding Corp. (Food Products)		58,000	161,221
United Spirits Ltd. (Beverages)		4,299	197,892
Universal Robina Corp. (Food Products)		51,770	169,942
WuXi PharmaTech Caymen, Inc.* (Life Sciences Tools & Services)		5,724	194,616

TOTAL COMMON STOCKS (Cost $11,023,723)			12,662,767

TOTAL INVESTMENTS (Cost $11,023,723) — 98.7%			12,662,767

Net other assets (liabilities) — 1.3%			161,730

NET ASSETS — 100.0%			12,824,497

*	Non-income producing security
ADR	American Depositary Receipt

The Asia Fund invested in the following industries as of April 30, 2014:			The Asia Fund invested in securities with exposure to the following countries as of April 30, 2014:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Automobiles	547,868	4.3%	China	2,489,797	19.4%
Banks	2,012,983	15.7%	Hong Kong	2,926,619	22.7%
Beverages	382,090	3.0%	India	2,675,290	20.8%
Construction Materials	180,658	1.4%	Indonesia	730,948	5.7%
Diversified Telecommunication Services	190,334	1.5%	Italy	99,363	0.8%
Electric Utilities	353,702	2.8%	Malaysia	407,018	3.2%
Food & Staples Retailing	204,535	1.6%	Philippines	354,140	2.8%
Food Products	614,935	4.8%	Singapore	604,250	4.7%
Hotels, Restaurants & Leisure	1,432,675	11.1%	South Korea	1,815,060	14.2%
Independent Power and Renewable Electricity Producers	112,196	0.9%	Taiwan	327,209	2.6%
Industrial Conglomerates	545,894	4.3%	Thailand	233,073	1.8%
Insurance	675,151	5.2%	Other	161,730	1.3%
Internet Software & Services	1,085,780	8.3%	Total	12,824,497	100.0%
IT Services	587,219	4.6%
Life Sciences Tools & Services	194,616	1.5%
Media	404,831	3.1%
Multiline Retail	242,691	1.9%
Oil, Gas & Consumable Fuels	219,059	1.7%
Personal Products	192,561	1.5%
Pharmaceuticals	666,642	5.2%
Real Estate Management & Development	197,822	1.5%
Semiconductors & Semiconductor Equipment	668,791	5.3%
Technology Hardware, Storage & Peripherals	352,677	2.8%
Textiles, Apparel & Luxury Goods	397,316	3.1%
Transportation Infrastructure	199,741	1.6%
Other	161,730	1.3%
Total	12,824,497	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2014

		Shares	Value ($)
Common Stocks (91.2%)
Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)		217,900	1,635,051
AIA Group Ltd. (Insurance)		421,200	2,042,788
Apollo Hospitals Enterprise Ltd.* (Health Care Providers & Services)		167,841	2,488,950
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)		68,110	1,816,328
AVI Ltd. (Food Products)		215,085	1,187,106
Banregio Grupo Financiero SAB de CV (Banks)		336,280	1,948,447
BR Malls Participacoes SA (Real Estate Management & Development)		229,699	1,986,363
Brilliance China Automotive Holdings Ltd. (Automobiles)		1,322,000	2,042,844
Chongqing Changan Automobile Co. Ltd.* (Automobiles)		613,676	1,108,190
Companhia Brasileira de Distribuicao Group - Sponsored ADR (Food & Staples Retailing)		48,319	2,298,051
Copa Holdings SA (Airlines)		16,036	2,169,350
Credicorp Ltd. (Banks)		20,540	3,065,595
Eurocash SA (Food & Staples Retailing)		154,137	2,041,736
Fibra Uno Administracion SA (Real Estate Investment Trusts)		631,600	2,070,970
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		263,000	2,077,991
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		140,767	1,411,054
Grupo Aeroportuario del Sureste SAB de CV (Airlines)		165,100	2,020,883
Hengan International Group Co. Ltd. (Personal Products)		87,000	916,268
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)		53,179	4,484,197
Hypermarcas SA (Personal Products)		238,583	1,760,346
ITC Ltd. (Tobacco)		427,906	2,417,658
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)		1,760,000	2,002,296
Lenta Ltd. - Registered Shares* (Food & Staples Retailing)		193,700	1,876,953
LG Household & Health Care Ltd. (Household Products)		2,366	1,083,617
Life Healthcare Group Holdings Pte Ltd. (Health Care Providers & Services)		577,460	2,306,922
Lupin Ltd. (Pharmaceuticals)		134,829	2,212,350
Magnit - Registered Sponsored GDR (Food & Staples Retailing)		37,224	1,760,144
Malaysia Airports Holdings Berhad (Transportation Infrastructure)		497,100	1,227,332
Melco International Development Ltd.* (Hotels, Restaurants & Leisure)		403,000	1,239,817
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		4,251,400	3,232,904
Naspers Ltd. (Media)		12,387	1,173,822
Naver Corp. (Internet Software & Services)		1,432	1,031,464
ORION Corp. (Food Products)		3,887	2,965,107
Piraeus Bank SA* (Banks)		562,500	1,331,946
Prada SpA (Textiles, Apparel & Luxury Goods)		208,900	1,673,940
PT Kalbe Farma Tbk (Pharmaceuticals)		18,253,400	2,445,765
PT Mitra Adiperkasa Tbk (Multiline Retail)		2,357,200	1,300,151
PT Summarecon Agung Tbk (Real Estate Management & Development)		20,795,500	1,997,145
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)		7,687,500	1,514,637
Robinson Department Store Public Co. Ltd. (Multiline Retail)		981,900	1,532,796
Samsonite International SA (Textiles, Apparel & Luxury Goods)		836,100	2,653,019
Sands China Ltd. (Hotels, Restaurants & Leisure)		390,144	2,870,224
Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)		909,000	1,001,311
SM Prime Holdings, Inc. (Real Estate Management & Development)		4,280,500	1,567,372
Sul America SA (Insurance)		314,773	2,287,205
Tarena International, Inc. Sponsored ADR* (Diversified Consumer Services)		30,169	254,023
Tata Motors Ltd. (Automobiles)		220,439	1,522,704
Tencent Holdings Ltd. (Internet Software & Services)		60,700	3,818,140
United Spirits Ltd. (Beverages)		23,816	1,096,301
Universal Robina Corp. (Food Products)		1,013,040	3,325,430
Vishop Holdings Ltd.* (Internet & Catalog Retail)		11,323	1,587,371
Yandex NV* (Internet Software & Services)		78,538	2,081,257

TOTAL COMMON STOCKS (Cost $95,326,059)			100,963,631

Preferred Stock (1.6%)
Itau Unibanco Holding SA (Banks)		110,787	1,822,184

TOTAL PREFERRED STOCK (Cost $1,666,571)			1,822,184

TOTAL INVESTMENTS (Cost $96,992,630) — 92.8%			102,785,815

Net other assets (liabilities) — 7.2%			7,936,567

NET ASSETS — 100.0%			110,722,382

*	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2014

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2014:			The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2014:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Airlines	4,190,233	3.8%	Brazil	10,154,149	9.1%
Automobiles	4,673,738	4.2%	China	10,687,599	9.7%
Banks	8,168,172	7.4%	Greece	1,331,946	1.2%
Beverages	1,096,301	1.0%	Hong Kong	12,926,683	11.6%
Diversified Consumer Services	254,023	0.2%	India	11,149,017	10.0%
Diversified Telecommunication Services	1,514,637	1.4%	Indonesia	7,257,698	6.6%
Food & Staples Retailing	7,976,884	7.1%	Italy	1,673,940	1.5%
Food Products	7,477,643	6.8%	Malaysia	1,227,332	1.1%
Health Care Providers & Services	4,795,872	4.3%	Mexico	6,040,300	5.5%
Hotels, Restaurants & Leisure	13,905,133	12.5%	Panama	2,169,350	2.0%
Household Products	1,083,617	1.0%	Peru	3,065,595	2.8%
Insurance	4,329,993	3.9%	Philippines	4,892,802	4.4%
Internet & Catalog Retail	1,587,371	1.4%	Poland	2,041,736	1.8%
Internet Software & Services	6,930,861	6.3%	Russia	5,718,354	5.2%
Media	1,173,822	1.1%	South Africa	6,484,178	5.9%
Multiline Retail	2,832,947	2.6%	South Korea	9,564,385	8.6%
Personal Products	2,676,614	2.4%	Thailand	6,400,751	5.8%
Pharmaceuticals	8,886,808	7.9%	Other	7,936,567	7.2%
Real Estate Investment Trusts	2,070,970	1.9%	Total	110,722,382	100.0%
Real Estate Management & Development	5,550,880	5.0%
Technology Hardware, Storage & Peripherals	2,002,296	1.9%
Textiles, Apparel & Luxury Goods	4,326,959	3.9%
Tobacco	2,417,658	2.2%
Transportation Infrastructure	1,227,332	1.1%
Wireless Telecommunication Services	1,635,051	1.5%
Other	7,936,567	7.2%
Total	110,722,382	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Great Consumer Fund	April 30, 2014

		Shares	Value ($)
Common Stocks (95.1%)
Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)		70,200	526,758
AIA Group Ltd. (Insurance)		109,800	532,522
Apollo Hospitals Enterprise Ltd.* (Health Care Providers & Services)		52,131	773,062
Brilliance China Automotive Holdings Ltd. (Automobiles)		412,000	636,650
Chongqing Changan Automobile Co. Ltd.* (Automobiles)		106,135	191,661
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		82,000	647,891
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		44,506	446,130
Hengan International Group Co. Ltd. (Personal Products)		26,500	279,093
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)		16,780	1,414,933
ITC Ltd. (Tobacco)		134,691	761,001
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)		554,000	630,268
LG Household & Health Care Ltd. (Household Products)		746	341,665
Lupin Ltd. (Pharmaceuticals)		37,786	620,013
Malaysia Airports Holdings Berhad (Transportation Infrastructure)		157,700	389,359
Melco International Development Ltd.* (Hotels, Restaurants & Leisure)		123,000	378,406
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		1,343,100	1,021,338
Naver Corp. (Internet Software & Services)		452	325,574
ORION Corp. (Food Products)		1,224	933,700
Prada SpA (Textiles, Apparel & Luxury Goods)		64,200	514,442
PT Kalbe Farma Tbk (Pharmaceuticals)		5,775,600	773,870
PT Mitra Adiperkasa Tbk (Multiline Retail)		859,000	473,795
PT Summarecon Agung Tbk (Real Estate Management & Development)		6,891,200	661,813
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)		2,411,000	475,030
Robinson Department Store Public Co. Ltd. (Multiline Retail)		300,900	469,720
Samsonite International SA (Textiles, Apparel & Luxury Goods)		264,000	837,695
Sands China Ltd. (Hotels, Restaurants & Leisure)		121,937	897,069
Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)		287,000	316,145
SM Prime Holdings, Inc. (Real Estate Management & Development)		1,594,800	583,961
Tarena International, Inc. Sponsored ADR* (Diversified Consumer Services)		8,433	71,006
Tata Motors Ltd. (Automobiles)		69,368	479,166
Tencent Holdings Ltd. (Internet Software & Services)		19,200	1,207,716
United Spirits Ltd. (Beverages)		7,593	349,522
Universal Robina Corp. (Food Products)		299,200	982,161
Vishop Holdings Ltd.* (Internet & Catalog Retail)		3,567	500,058

TOTAL COMMON STOCKS (Cost $17,541,077)			20,443,193

TOTAL INVESTMENTS (Cost $17,541,077) — 95.1%			20,443,193

Net other assets (liabilities) — 4.9%			1,062,553

NET ASSETS — 100.0%			21,505,746

*	Non-income producing security
ADR	American Depositary Receipt

The Asia Great Consumer Fund invested in the following industries as of April 30, 2014:			The Asia Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2014:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Automobiles	1,307,477	6.1%	China	3,195,946	14.9%
Beverages	349,522	1.6%	Hong Kong	3,930,233	18.3%
Diversified Consumer Services	71,006	0.3%	India	3,428,894	15.9%
Diversified Telecommunication Services	475,030	2.2%	Indonesia	2,384,509	11.1%
Food Products	1,915,861	8.9%	Italy	514,442	2.4%
Health Care Providers & Services	773,062	3.6%	Malaysia	389,359	1.8%
Hotels, Restaurants & Leisure	4,359,637	20.3%	Philippines	1,566,122	7.3%
Household Products	341,665	1.6%	South Korea	3,015,872	14.0%
Insurance	532,522	2.5%	Thailand	2,017,816	9.4%
Internet & Catalog Retail	500,058	2.3%	Other	1,062,553	4.9%
Internet Software & Services	1,533,290	7.2%	Total	21,505,746	100.0%
Multiline Retail	943,515	4.4%
Personal Products	279,093	1.3%
Pharmaceuticals	2,156,158	10.1%
Real Estate Management & Development	1,245,774	5.8%
Technology Hardware, Storage & Peripherals	630,268	2.9%
Textiles, Apparel & Luxury Goods	1,352,137	6.3%
Tobacco	761,001	3.5%
Transportation Infrastructure	389,359	1.8%
Wireless Telecommunication Services	526,758	2.4%
Other	1,062,553	4.9%
Total	21,505,746	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Great Consumer Fund	April 30, 2014

		Shares	Value ($)
Common Stocks (94.6%)
Amadeus IT Holding SA (IT Services)		11,410	475,019
Amazon.com, Inc.* (Internet & Catalog Retail)		735	223,536
Anheuser-Busch InBev NV (Beverages)		3,839	409,276
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)		21,256	321,047
Astellas Pharma., Inc. (Pharmaceuticals)		25,140	279,634
Bank of America Corp. (Diversified Financial Services)		27,470	415,896
Bayerische Motoren Werke AG (Automobiles)		2,740	342,766
Brunello Cucinelli SpA (Textiles, Apparel & Luxury Goods)		10,438	301,001
Celgene Corp.* (Biotechnology)		2,090	307,251
Comcast Corp. (Media)		6,121	316,823
Compagnie Financiere Richemont AG* (Textiles, Apparel & Luxury Goods)		4,150	422,656
CVS Caremark Corp. (Food & Staples Retailing)		4,000	290,880
Deutsche Post AG (Air Freight & Logistics)		10,750	404,646
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		47,600	376,093
Gilead Sciences, Inc.* (Biotechnology)		3,810	299,047
Google, Inc., Class A* (Internet Software & Services)		516	275,998
Google, Inc., Class C* (Internet Software & Services)		516	271,757
Industria de Diseno Textil SA (Specialty Retail)		2,122	319,133
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		5,462	432,207
MasterCard, Inc. (IT Services)		7,140	525,146
MetLife, Inc. (Insurance)		6,200	324,570
Microsoft Corp. (Software)		11,400	460,560
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		6,045	440,983
Prada SpA (Textiles, Apparel & Luxury Goods)		22,210	177,971
Priceline Group, Inc.* (Internet & Catalog Retail)		300	347,325
Rakuten, Inc. (Internet & Catalog Retail)		22,220	287,369
Roche Holding AG (Pharmaceuticals)		1,574	462,843
Sanofi (Pharmaceuticals)		3,700	398,911
Starbucks Corp. (Hotels, Restaurants & Leisure)		4,435	313,200
Tencent Holdings Ltd. (Internet Software & Services)		5,300	333,380
Tesla Motors, Inc.* (Automobiles)		1,475	306,638
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)		2,540	289,560
Unilever PLC (Food Products)		8,282	370,796
United Parcel Service, Inc. (Air Freight & Logistics)		3,905	384,643
Visa, Inc. (IT Services)		2,533	513,211
Walt Disney Co. (Media)		5,835	462,948
Wells Fargo & Co. (Banks)		10,183	505,484
World Duty Free SpA* (Specialty Retail)		16,312	218,919
Yoox SpA* (Internet & Catalog Retail)		10,708	385,703

TOTAL COMMON STOCKS (Cost $11,904,642)			13,994,826

Preferred Stock (2.3%)
Volkswagen AG* (Automobiles)		1,281	344,915

TOTAL PREFERRED STOCK (Cost $299,086)			344,915

Rights (NM)
Groupe FNAC SA* (Specialty Retail)		6	29

TOTAL RIGHTS (Cost $—)			29

TOTAL INVESTMENTS (Cost $12,203,728) — 96.9%			14,339,770

Net other assets (liabilities) — 3.1%			460,357

NET ASSETS — 100.0%			14,800,127

*	Non-income producing security
NM	Not meaningful, amount less than .05%

The Global Great Consumer Fund invested in the following industries as of April 30, 2014:			The Global Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2014:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Air Freight & Logistics	789,289	5.4%	Belgium	409,276	2.8%
Automobiles	994,319	6.7%	China	333,380	2.3%
Banks	505,484	3.4%	France	398,940	2.7%
Beverages	409,276	2.8%	Germany	1,092,327	7.4%
Biotechnology	606,298	4.1%	Hong Kong	376,093	2.5%
Diversified Financial Services	415,896	2.8%	Italy	1,083,594	7.3%
Food & Staples Retailing	290,880	2.0%	Japan	567,003	3.8%
Food Products	370,796	2.5%	Spain	794,152	5.4%
Hotels, Restaurants & Leisure	1,121,500	7.5%	Switzerland	885,499	6.0%
Insurance	324,570	2.2%	United Kingdom	691,843	4.7%
Internet & Catalog Retail	1,243,933	8.4%	United States	7,707,663	52.0%
Internet Software & Services	881,135	6.0%	Other	460,357	3.1%
IT Services	1,513,376	10.1%	Total	14,800,127	100.0%
Life Sciences Tools & Services	289,560	2.0%
Media	779,771	5.2%
Pharmaceuticals	1,141,388	7.7%
Semiconductors & Semiconductor Equipment	321,047	2.2%
Software	460,560	3.1%
Specialty Retail	538,081	3.7%
Textiles, Apparel & Luxury Goods	1,342,611	9.1%
Other	460,357	3.1%
Total	14,800,127	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2014

		Shares or Principal Amount ($)	Value ($)
Foreign Bonds† (3.1%)
Brazil — 1.9%
Banco Santander Brasil SA(a), 8.00%, 3/18/16		300,000	125,073
Itau Unibanco Holding SA - Registered Shares, 10.50%, 11/23/15		300,000	132,541
			257,614
Spain — 1.2%
Generalitat de Catalunya, 4.95%, 2/11/20		100,000	152,910

TOTAL FOREIGN BONDS (Cost $403,379)			410,524

Yankee Dollar Bonds (62.0%)
Banco de Credito e Inversiones(a), 4.00%, 2/11/23		250,000	246,385
Banco do Brasil SA, 3.88%, 1/23/17		200,000	207,250
Bharti Airtel International (Netherlands) BV - Registered Shares, 5.13%, 3/11/23		250,000	245,750
Caixa Economica Federal(a), 4.50%, 10/3/18		150,000	152,625
CNPC General Capital Ltd. (a), 2.75%, 4/19/17		200,000	204,177
Croatia Government International Bond - Registered Shares, 6.63%, 7/14/20		250,000	273,750
Development Bank of Kazakhstan - Registered Shares, 5.50%, 12/20/15		250,000	260,788
Development Bank of Kazakhstan JSC(a), 4.13%, 12/10/22		250,000	228,125
Embraer Overseas Ltd. - Registered Shares, 5.70%, 9/16/23		100,000	105,750
Eskom Holdings Ltd. - Registered Shares, 5.75%, 1/26/21		200,000	207,000
Golden Eagle Retail Group Ltd. (a), 4.63%, 5/21/23		200,000	178,827
GTL Trade Finance, Inc. - Registered Shares, 7.25%, 10/20/17		100,000	114,000
Hana Bank(a), 3.50%, 10/25/17		500,000	527,564
Hungarian Development Bank Ltd. - Registered Shares, 6.25%, 10/21/20		200,000	216,000
Indian Oil Corp. Ltd. - Registered Shares, 5.63%, 8/2/21		400,000	415,826
KazAgro National Management Holding JSC(a), 4.63%, 5/24/23		200,000	187,000
NTPC Ltd., Series Series E, 4.75%, 10/3/22		250,000	245,091
PT Pertamina(a), 4.88%, 5/3/22		250,000	240,938
Republic of Indonesia(a), 6.75%, 1/15/44		250,000	278,125
Republic of Sri Lanka(a), 5.13%, 4/11/19		200,000	202,000
Siam Commercial Bank Public Co. Ltd.(a) 3.50%, 4/7/19		500,000	503,926
State Bank of India(a), 3.25%, 4/18/18		300,000	298,436
State Oil Co. of the Azerbaijan Republic, 5.45%, 2/9/17		250,000	265,650
Telefonica Emisiones SAU, 5.46%, 2/16/21		250,000	282,298
Tencent Holdings Ltd. - Registered Shares, 4.63%, 12/12/16		500,000	537,685
Turk EximBank(a), 5.88%, 4/24/19		250,000	262,812
Turkiye Garanti Bankasi(a), 4.00%, 9/13/17		250,000	252,028
Votorantim Cimentos SA - Registered Shares, 7.25%, 4/5/41		250,000	257,188
Woori Bank Co. Ltd. (a), 2.88%, 10/2/18		200,000	202,269
Woori Bank Co. Ltd. (a), 4.75%, 4/30/24		500,000	499,371

TOTAL YANKEE DOLLAR BONDS (Cost $7,907,369)			8,098,634

Corporate Bond (0.9%)
United States — 0.9%
Southern Copper Corp., 7.50%, 7/27/35		100,000	114,664

TOTAL CORPORATE BOND (Cost $100,761)			114,664

Exchange Traded Funds (9.2%)
iShares JPMorgan USD Emerging Markets Bond ETF (Corp/Pref-High Yield)		5,000	560,850
PIMCO 0-5 Year High Yield Corporate Bond Index ETF (Corp/Pref-High Yield)		6,000	640,200

TOTAL EXCHANGE TRADED FUNDS (Cost $1,188,096)			1,201,050

U.S. Treasury Obligation (19.2%)
U.S. Treasury Note, 0.25%, 7/31/15		2,500,000	2,503,223

TOTAL U.S. TREASURY OBLIGATION (Cost $2,502,536)			2,503,223

TOTAL INVESTMENTS (Cost $12,102,141) — 94.4%			12,328,095

Net other assets (liabilities) — 5.6%			735,608

NET ASSETS — 100.0%			13,063,703

†	Principal amounts are disclosed in local currency and fair value amounts are disclosed in U.S. Dollars.
(a)

Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETF	Exchange Traded Fund

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2014

The Global Dynamic Bond Fund invested in the following industries as of April 30, 2014:			The Global Dynamic Bond Fund invested in securities with exposure to the following countries as of April 30, 2014:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Aerospace & Defense	105,750	0.8%	Azerbaijan	265,650	2.0%
Commercial Banks Non-US	3,147,468	24.0%	Brazil	874,677	6.6%
Corp/Pref - High Yield	1,201,050	9.2%	Cayman Islands	105,750	0.8%
Diversified Operations	444,188	3.4%	Chile	246,385	1.9%
Electric - Integrated	452,091	3.5%	China	920,689	7.0%
Export/Import Bank	262,812	2.0%	Croatia	273,750	2.1%
Internet Application Software	537,685	4.0%	Hungary	216,000	1.7%
Metals & Mining	114,664	0.9%	India	959,353	7.3%
Municipal	152,910	1.2%	Indonesia	519,063	4.0%
Oil Companies - Exploration & Production	445,115	3.4%	Kazakhstan	675,913	5.2%
Oil Companies - Integrated	265,650	2.0%	Netherlands	245,750	1.9%
Oil Refining & Marketing	415,826	3.1%	South Africa	207,000	1.6%
Retail - Regional Department Store	178,827	1.4%	South Korea	1,229,204	9.4%
Sovereign	3,257,098	25.0%	Spain	435,208	3.4%
Special Purpose Banks	704,913	5.5%	Sri Lanka	202,000	1.5%
Steel - Specialty	114,000	0.9%	Thailand	503,926	3.9%
Telephone - Integrated	528,048	4.1%	Turkey	514,840	3.9%
Other	735,608	5.6%	United States	3,818,937	29.3%
Total	13,063,703	100.0%	Virgin Islands, British	114,000	0.9%
			Other	735,608	5.6%
			Total	13,063,703	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2014

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $14,447,828, $11,023,723 and $96,992,630)	$15,632,954	$12,662,767	$102,785,815
Foreign currency, at value (Cost $2,941, $6,194 and $55,258)	2,940	6,196	55,258
Cash equivalents	735,907	207,070	8,041,150
Dividends and interest receivable	13,798	3	131,450
Receivable for investments sold	—	154,503	269,149
Receivable for capital shares issued	4,751	—	784,147
Reclaims receivable	877	1,311	14,037
Receivable from Manager	7,752	15,202	—
Prepaid expenses	12,783	12,008	19,744
Total Assets	16,411,762	13,059,060	112,100,750
Liabilities:
Unrealized depreciation on spot currency contracts	—	5	534
Payable for investments purchased	—	190,265	1,029,835
Payable for capital shares redeemed	—	—	35,595
Payable to Advisor	—	—	26,642
Accrued foreign taxes	4,551	4,657	40,384
Accrued expenses:
Administration	1,342	1,342	1,342
Distribution	935	852	17,934
Fund accounting	1,856	1,662	1,866
Transfer agent	14,766	14,007	34,104
Custodian	2,914	2,824	9,004
Compliance services	878	621	5,715
Legal and audit fees	20,478	14,485	133,307
Trustee	4,296	3,039	27,967
Other	1,140	804	14,139
Total Liabilities	53,156	234,563	1,378,368
Net Assets	$16,358,606	$12,824,497	$110,722,382
Net Assets consist of:
Capital	$17,409,807	$10,758,473	$106,665,087
Accumulated net investment income (loss)	(40,438)	(35,614)	(141,651)
Accumulated net realized gains (losses) on investments and foreign currency	(2,191,153)	467,626	(1,550,563)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,180,390	1,634,012	5,749,509
Net Assets	$16,358,606	$12,824,497	$110,722,382
Net Assets:
Class A	$1,279,383	$1,771,840	$38,988,309
Class C	838,729	582,621	13,112,350
Class I	14,240,494	10,470,036	58,621,723
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	134,356	155,756	3,315,660
Class C	90,557	52,567	1,146,280
Class I	1,483,063	910,474	4,947,929
Net Asset Value (redemption price per share):
Class A	$9.52	$11.38	$11.76
Class C	$9.26	$11.08	$11.44
Class I	$9.60	$11.50	$11.85
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$10.10	$12.07	$12.48

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2014

	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Assets:
Investments, at value (Cost $17,541,077, $12,203,728 and $12,102,141)	$20,443,193	$14,339,770	$12,328,095
Foreign currency, at value (Cost $16,957, $21,806 and $–)	16,957	19,735	—
Cash equivalents	1,194,589	481,917	798,659
Dividends and interest receivable	24,652	5,116	86,942
Receivable for investments sold	82,120	317,583	386,658
Receivable for capital shares issued	8,259	35,927	—
Reclaims receivable	14,588	6,987	—
Receivable from Manager	8,479	10,699	3,972
Prepaid expenses	12,418	2,427	357
Total Assets	21,805,255	15,220,161	13,604,683
Liabilities:
Payable for investments purchased	234,176	373,774	499,765
Payable for capital shares redeemed	12	—	—
Accrued foreign taxes	12,983	—	—
Accrued expenses:
Administration	1,342	1,342	1,342
Distribution	1,613	869	579
Fund accounting	1,739	1,694	1,081
Transfer agent	14,360	14,217	13,655
Custodian	3,222	1,431	661
Compliance services	977	812	709
Legal and audit fees	22,798	18,940	16,545
Trustee	4,783	3,974	3,471
Other	1,504	2,981	3,172
Total Liabilities	299,509	420,034	540,980
Net Assets	$21,505,746	$14,800,127	$13,063,703
Net Assets consist of:
Capital	$19,013,791	$11,876,899	$12,950,718
Accumulated net investment income (loss)	(23,584)	—	31,231
Accumulated net realized gains (losses) on investments and foreign currency	(368,666)	788,742	(144,453)
Net unrealized appreciation (depreciation) on investments and foreign currency	2,884,205	2,134,486	226,207
Net Assets	$21,505,746	$14,800,127	$13,063,703
Net Assets:
Class A	$1,910,467	$990,201	$551,805
Class C	1,528,146	800,443	567,691
Class I	18,067,133	13,009,483	11,944,207
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	169,092	70,511	54,225
Class C	139,001	57,956	55,934
Class I	1,586,943	923,101	1,172,742
Net Asset Value (redemption price per share):
Class A	$11.30	$14.04	$10.18
Class C	$10.99	$13.81	$10.15
Class I	$11.38	$14.09	$10.18
Maximum Sales Charge:
Class A	5.75%	5.75%	4.50%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$11.99	$14.90	$10.66

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2014

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$292,226	$183,534	$1,169,587
Foreign tax withholding	(27,838)	(16,717)	(117,628)
Total Investment Income	264,388	166,817	1,051,959
Expenses:
Manager fees	166,908	121,682	763,390
Administration fees	70,000	70,000	70,000
Distribution fees-Class A	3,448	4,101	78,908
Distribution fees-Class C	6,641	5,919	93,147
Fund accounting fees	54,100	54,413	59,129
Transfer agent fees	8,292	2,901	126,496
Class A	17,348	17,348	17,348
Class C	17,348	17,348	17,348
Class I	17,348	17,348	17,348
Custodian fees	19,044	19,513	57,456
Compliance service fees	12,430	9,715	56,500
Trustee fees	22,190	17,467	107,508
Legal and audit fees	44,423	36,363	234,174
State registration and filing fees	49,213	47,520	55,946
Other fees	23,474	20,596	101,105
Total expenses before fee reductions	532,207	462,234	1,855,803
Waivers and/or reimbursements from the Manager	(278,620)	(271,955)	(517,181)
Total Net Expenses	253,587	190,279	1,338,622
Net Investment Income (Loss)	10,801	(23,462)	(286,663)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments and foreign currency transactions	334,909	834,622	(620,282)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(463,206)	131,234	(393,840)
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(128,297)	965,856	(1,014,122)
Change in Net Assets Resulting From Operations	$(117,496)	$942,394	$(1,300,785)

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2014

	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Investment Income:
Dividend income	$267,605	$115,142	$71,695
Interest income	—	—	379,135
Foreign tax withholding	(31,683)	(10,497)	(959)
Total Investment Income	235,922	104,645	449,871
Expenses:
Manager fees	170,659	104,353	85,448
Administration fees	70,000	70,000	70,000
Distribution fees-Class A	6,012	2,406	1,319
Distribution fees-Class C	9,727	7,180	5,505
Fund accounting fees	54,233	45,688	37,050
Transfer agent fees	6,897	3,024	626
Class A	17,348	17,348	17,348
Class C	17,348	17,348	17,348
Class I	17,348	17,348	17,348
Custodian fees	19,799	5,998	3,421
Compliance service fees	13,619	8,396	11,271
Trustee fees	24,712	16,026	20,117
Legal and audit fees	49,440	35,902	37,230
State registration and filing fees	52,773	8,443	1,481
Other fees	25,235	26,736	32,351
Total expenses before fee reductions	555,150	386,196	357,863
Waivers and/or reimbursements from the Manager	(274,619)	(211,584)	(232,755)
Total Net Expenses	280,531	174,612	125,108
Net Investment Income (Loss)	(44,609)	(69,967)	324,763
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments and foreign currency transactions	1,205,252	879,985	(179,339)
Net realized gains (losses) on futures contracts	—	—	(2,235)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(929,431)	947,076	(219,159)
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	275,821	1,827,061	(400,733)
Change in Net Assets Resulting From Operations	$231,212	$1,757,094	$(75,970)

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Fund		Asia Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
From Investment Activities:
Operations:
Net investment income (loss)	$10,801	$91,446	$(23,462)	$5,596
Net realized gains (losses) on investments and foreign currency transactions	334,909	(728,244)	834,622	954,922
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(463,206)	1,157,416	131,234	520,331
Change in net assets resulting from operations	(117,496)	520,618	942,394	1,480,849
Distributions to Shareholders From:
Net investment income
Class I	(13,439)	—	—	—
Net realized gains on investments
Class A	—	—	(21,010)	—
Class C	—	—	(7,963)	—
Class I	—	—	(126,420)	—
Change in net assets from distributions	(13,439)	—	(155,393)	—
Change in net assets from capital transactions	454,628	(2,902,737)	208,431	(2,622,661)
Change in net assets	323,693	(2,382,119)	995,432	(1,141,812)
Net Assets:
Beginning of period	16,034,913	18,417,032	11,829,065	12,970,877
End of period	$16,358,606	$16,034,913	$12,824,497	$11,829,065
Accumulated net investment income (loss)	$(40,438)	$13,438	$(35,614)	$(49,220)
Capital Transactions:
Class A
Proceeds from shares issued	$935,630	$545,060	$211,192	$654,602
Dividends reinvested	—	—	19,224	—
Cost of shares redeemed	(900,893)	(468,199)	(111,015)	(106,242)
Redemption Fees	776	28	84	2
Class C
Proceeds from shares issued	305,403	49,764	14,510	—
Dividends reinvested	—	—	7,963	—
Cost of shares redeemed	(2,928)	(301,142)	(61,823)	(416)
Redemption Fees	—	8	—	—
Class I
Proceeds from shares issued	996,638	132,230	1,957	12,982
Dividends reinvested	9,974	—	126,339	—
Cost of shares redeemed	(889,972)	(2,860,486)	—	(3,183,589)
Redemption fees	—	—	—	—
Change in net assets resulting from capital transactions	$454,628	$(2,902,737)	$208,431	$(2,622,661)
Share Transactions:
Class A
Issued	100,049	60,568	19,476	69,712
Reinvested	—	—	1,730	—
Redeemed	(95,399)	(52,394)	(10,759)	(10,779)
Class C
Issued	33,077	5,684	1,329	—
Reinvested	—	—	733	—
Redeemed	(318)	(34,227)	(5,933)	(45)
Class I
Issued	104,594	14,198	177	1,348
Reinvested	1,038	—	11,260	—
Redeemed	(92,698)	(299,275)	—	(305,753)
Change in shares	50,343	(305,446)	18,013	(245,517)

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Great Consumer Fund		Asia Great Consumer Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
From Investment Activities:
Operations:
Net investment income (loss)	$(286,663)	$(73,224)	$(44,609)	$(98,048)
Net realized gains (losses) on investments and foreign currency transactions	(620,282)	(256,339)	1,205,252	604,143
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(393,840)	4,492,451	(929,431)	2,001,636
Change in net assets resulting from operations	(1,300,785)	4,162,888	231,212	2,507,731
Change in net assets from capital transactions	68,554,723	21,982,647	5,545,558	(1,758,529)
Change in net assets	67,253,938	26,145,535	5,776,770	749,202
Net Assets:
Beginning of period	43,468,444	17,322,909	15,728,976	14,979,774
End of period	$110,722,382	$43,468,444	$21,505,746	$15,728,976
Accumulated net investment income (loss)	$(141,651)	$(117,095)	$(23,584)	$(125,097)
Capital Transactions:
Class A
Proceeds from shares issued	$52,493,448	$12,709,352	$2,441,895	$1,157,744
Cost of shares redeemed	(27,744,611)	(992,999)	(2,290,318)	(123,286)
Redemption Fees	19,411	4,907	983	—
Class C
Proceeds from shares issued	8,831,756	4,306,937	957,679	53,960
Cost of shares redeemed	(876,014)	(36,100)	(10,460)	—
Redemption Fees	85	257	21	—
Class I
Proceeds from shares issued	43,956,900	10,064,058	5,329,812	76,742
Cost of shares redeemed	(8,129,086)	(4,073,866)	(884,054)	(2,923,689)
Redemption Fees	2,834	101	—	—
Change in net assets resulting from capital transactions	$68,554,723	$21,982,647	$5,545,558	$(1,758,529)
Share Transactions:
Class A
Issued	4,482,005	1,128,105	225,928	115,238
Redeemed	(2,388,827)	(89,124)	(209,739)	(12,366)
Class C
Issued	765,635	381,618	87,432	5,477
Redeemed	(77,752)	(3,166)	(989)	—
Class I
Issued	3,740,282	914,895	474,308	7,913
Redeemed	(700,146)	(356,854)	(79,796)	(280,014)
Change in shares	5,821,197	1,975,474	497,144	(163,752)

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Global Great Consumer Fund		Global Dynamic Bond Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
From Investment Activities:
Operations:
Net investment income (loss)	$(69,967)	$(7,624)	$324,763	$316,960
Net realized gains (losses) on investments and foreign currency transactions	879,985	75,692	(181,574)	105,646
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	947,076	72,346	(219,159)	435,104
Change in net assets resulting from operations	1,757,094	140,414	(75,970)	857,710
Distributions to Shareholders From:
Net investment income
Class A	—	(162)	(9,815)	(10,049)
Class C	—	—	(6,426)	(7,071)
Class I	—	(18,552)	(250,565)	(238,054)
Net realized gains on investments
Class A	(6,581)	(7,642)	(4,252)	(946)
Class C	(4,358)	(7,642)	(4,468)	(942)
Class I	(72,075)	(107,037)	(97,514)	(18,919)
Change in net assets from distributions	(83,014)	(141,035)	(373,040)	(275,981)
Change in net assets from capital transactions	4,423,651	(545,110)	(714,927)	2,640,047
Change in net assets	6,097,731	(545,731)	(1,163,937)	3,221,776
Net Assets:
Beginning of period	8,702,396	9,248,127	14,227,640	11,005,864
End of period	$14,800,127	$8,702,396	$13,063,703	$14,227,640
Accumulated net investment income (loss)	$—	$(21,276)	$31,231	$10,396
Capital Transactions:
Class A
Proceeds from shares issued	$423,513	$83,190	$16,238	$—
Dividends reinvested	6,581	7,804	14,067	10,994
Cost of shares redeemed	(290,621)	(115)	—	—
Redemption Fees	—	1	—	—
Class C
Proceeds from shares issued	68,388	21,770	8,089	33,000
Dividends reinvested	4,358	7,642	10,894	8,013
Redemption Fees	—	—	—	—
Class I
Proceeds from shares issued	8,152,590	238,794	116,381	2,922,169
Dividends reinvested	30,601	98,649	277,227	198,631
Cost of shares redeemed	(3,971,839)	(1,002,845)	(1,158,626)	(532,760)
Redemption Fees	80	—	803	—
Change in net assets resulting from capital transactions	$4,423,651	$(545,110)	$(714,927)	$2,640,047
Share Transactions:
Class A
Issued	31,848	7,756	1,621	—
Reinvested	454	727	1,397	1,061
Redeemed	(20,264)	(10)	—	—
Class C
Issued	4,950	1,985	807	3,171
Reinvested	305	716	1,086	774
Class I
Issued	554,066	21,006	11,560	278,010
Reinvested	2,106	9,185	27,518	19,153
Redeemed	(273,323)	(89,939)	(115,136)	(50,842)
Change in shares	300,142	(48,574)	(71,147)	251,327

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains From Investments		Total Distributions		Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)
Emerging Markets Fund
Class A
Year Ended April 30, 2014	$9.62	(0.02)		(0.08)	(0.10)	—		—		—		$9.52	(1.04)%	1.78%	(g)	(0.15)%	4.45%	$1,279	77%
Year Ended April 30, 2013	$9.35	0.03		0.24	0.27	—		—		—		$9.62	2.89%	1.85%		0.32%	5.30%	$1,247	165%
Year Ended April 30, 2012	$11.36	(0.01)	(d)	(1.64)	(1.65)	—		(0.36)		(0.36)		$9.35	(14.00)%	1.85%		(0.13)%	6.82%	$1,136	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.04)		1.43	1.39	—		(0.03)		(0.03)		$11.36	13.94%	1.85%		(0.65)%	8.06%	$583	172%
Class C
Year Ended April 30, 2014	$9.43	(0.07)		(0.10)	(0.17)	—		—		—		$9.26	(1.80)%	2.53%	(g)	(0.90)%	6.53%	$839	77%
Year Ended April 30, 2013	$9.23	(0.05)		0.25	0.20	—		—		—		$9.43	2.17%	2.60%		(0.32)%	7.39%	$545	165%
Year Ended April 30, 2012	$11.31	(0.08)	(d)	(1.64)	(1.72)	—		(0.36)		(0.36)		$9.23	(14.70)%	2.60%		(0.88)%	7.32%	$797	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.08)		1.42	1.34	—		(0.03)		(0.03)		$11.31	13.44%	2.60%		(1.38)%	8.75%	$639	172%
Class I
Year Ended April 30, 2014	$9.69	0.02		(0.10)	(0.08)	(0.01)		—		(0.01)		$9.60	(0.83)%	1.53%	(g)	0.14%	3.09%	$14,240	77%
Year Ended April 30, 2013	$9.39	0.06		0.24	0.30	—		—		—		$9.69	3.19%	1.60%		0.59%	3.60%	$14,243	165%
Year Ended April 30, 2012	$11.39	0.01	(d)	(1.65)	(1.64)	—	(f)	(0.36)		(0.36)		$9.39	(13.85)%	1.60%		0.15%	4.31%	$16,484	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.02)		1.44	1.42	—		(0.03)		(0.03)		$11.39	14.24%	1.60%		(0.37)%	4.64%	$16,488	172%
Asia Fund
Class A
Year Ended April 30, 2014	$10.68	(0.03)		0.87	0.84	—		(0.14)		(0.14)		$11.38	7.90%	1.73%	(g)	(0.36)%	4.60%	$1,772	88%
Year Ended April 30, 2013	$9.59	—	(f)	1.09	1.09	—		—		—		$10.68	11.37%	1.80%		(0.29)%	5.42%	$1,552	173%
Year Ended April 30, 2012	$11.04	(0.07)	(d)	(1.38)	(1.45)	—		—	(f)	—	(f)	$9.59	(13.12)%	1.80%		(0.75)%	8.38%	$828	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.06)		1.11	1.05	—		(0.01)		(0.01)		$11.04	10.46%	1.80%		(0.94)%	8.43%	$561	194%
Class C
Year Ended April 30, 2014	$10.49	(0.13)		0.86	0.73	—		(0.14)		(0.14)		$11.08	6.99%	2.48%	(g)	(1.11)%	7.22%	$583	88%
Year Ended April 30, 2013	$9.49	(0.09)		1.09	1.00	—		—		—		$10.49	10.54%	2.55%		(0.91)%	8.03%	$592	173%
Year Ended April 30, 2012	$11.00	(0.14)	(d)	(1.37)	(1.51)	—		—	(f)	—	(f)	$9.49	(13.71)%	2.55%		(1.47)%	9.43%	$536	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.10)		1.11	1.01	—		(0.01)		(0.01)		$11.00	10.06%	2.55%		(1.69)%	9.18%	$556	194%
Class I
Year Ended April 30, 2014	$10.77	(0.01)		0.88	0.87	—		(0.14)		(0.14)		$11.50	8.12%	1.48%	(g)	(0.11)%	3.46%	$10,470	88%
Year Ended April 30, 2013	$9.64	(0.01)		1.14	1.13	—		—		—		$10.77	11.72%	1.55%		0.13%	3.96%	$9,685	173%
Year Ended April 30, 2012	$11.07	(0.04)	(d)	(1.39)	(1.43)	—		—	(f)	—	(f)	$9.64	(12.91)%	1.55%		(0.47)%	4.90%	$11,607	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.04)		1.12	1.08	—		(0.01)		(0.01)		$11.07	10.76%	1.55%		(0.65)%	4.89%	$11,151	194%
Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2014	$12.11	(0.03)		(0.32)	(0.35)	—		—		—		$11.76	(2.89)%	1.85%		(0.51)%	2.53%	$38,988	29%
Year Ended April 30, 2013	$10.71	(0.05)	(d)	1.45	1.40	—		—		—		$12.11	13.07%	1.85%		(0.47)%	3.67%	$14,799	56%
Year Ended April 30, 2012	$11.95	(0.04)	(d)	(0.84)	(0.88)	—		(0.36)		(0.36)		$10.71	(6.61)%	1.85%		(0.43)%	6.84%	$1,965	110%
November 4, 2010(e) through April 30, 2011	$11.00	(0.04)		0.99	0.95	—		—		—		$11.95	8.64%	1.85%		(0.75)%	8.44%	$546	138%
Class C
Year Ended April 30, 2014	$11.87	(0.08)		(0.35)	(0.43)	—		—		—		$11.44	(3.62)%	2.60%		(1.17)%	3.43%	$13,112	29%
Year Ended April 30, 2012	$10.58	(0.13)	(d)	1.42	1.29	—		—		—		$11.87	12.19%	2.60%		(1.19)%	5.06%	$5,441	56%
Year Ended April 30, 2013	$11.91	(0.12)	(d)	(0.85)	(0.97)	—		(0.36)		(0.36)		$10.58	(7.40)%	2.60%		(1.18)%	8.20%	$846	110%
November 4, 2010(e) through April 30, 2011	$11.00	(0.07)		0.98	0.91	—		—		—		$11.91	8.27%	2.60%		(1.47)%	9.11%	$611	138%
Class I
Year Ended April 30, 2014	$12.18	0.02		(0.35)	(0.33)	—		—		—		$11.85	(2.71)%	1.60%		(0.05)%	2.30%	$58,622	29%
Year Ended April 30, 2013	$10.75	(0.02)	(d)	1.45	1.43	—		—		—		$12.18	13.30%	1.60%		(0.15)%	3.36%	$23,229	56%
Year Ended April 30, 2012	$11.96	(0.02)	(d)	(0.83)	(0.85)	—		(0.36)		(0.36)		$10.75	(6.35)%	1.60%		(0.20)%	4.24%	$14,512	110%
September 24, 2010(e) through April 30, 2011	$10.00	(0.03)		1.99	1.96	—		—		—		$11.96	19.60%	1.60%		(0.62)%	4.70%	$16,289	138%

(a)	Not annualized for periods less than one year.	(e)	Commencement of operations.
(b)	Annualized for periods less than one year.	(f)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.	(g)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher
(d)	Calculated using the average shares method.		limit in effect prior to that date. See Note 4 to the financial statements for additional discussion.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income		Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)
Asia Great Consumer Fund
Class A
Year Ended April 30, 2014	$11.21	(0.07)	(d)	0.16	0.09		—		—	—	$11.30	0.80%	1.80%		(0.65)%	3.85%	$1,910	35%
Year Ended April 30, 2013	$9.56	(0.08)	(d)	1.73	1.65		—		—	—	$11.21	17.26%	1.80%		(0.85)%	5.38%	$1,714	77%
Year Ended April 30, 2012	$10.24	(0.09)		(0.59)	(0.68)		—		—	—	$9.56	(6.64)%	1.80%		(0.81)%	7.38%	$478	205%
November 4, 2010(e) through April 30, 2011	$10.62	(0.06)		(0.32)	(0.38)		—		—	—	$10.24	(3.58)%	1.80%		(1.38)%	8.55%	$535	238%
Class C
Year Ended April 30, 2014	$10.99	(0.13)	(d)	0.13	—	(f)	—		—	—	$10.99	0.00%	2.55%		(1.18)%	5.61%	$1,528	35%
Year Ended April 30, 2013	$9.46	(0.15)	(d)	1.68	1.53		—		—	—	$10.99	16.17%	2.55%		(1.59)%	8.15%	$578	77%
Year Ended April 30, 2012	$10.20	(0.14)		(0.60)	(0.74)		—		—	—	$9.46	(7.25)%	2.55%		(1.57)%	9.21%	$445	205%
November 4, 2010(e) through April 30, 2011	$10.62	(0.10)		(0.32)	(0.42)		—		—	—	$10.20	(3.95)%	2.55%		(2.13)%	9.32%	$480	238%
Class I
Year Ended April 30, 2014	$11.27	(0.01)	(d)	0.12	0.11		—		—	—	$11.38	0.98%	1.55%		(0.13)%	2.98%	$18,067	35%
Year Ended April 30, 2013	$9.60	(0.06)	(d)	1.73	1.67		—		—	—	$11.27	17.40%	1.55%		(0.61)%	3.57%	$13,438	77%
Year Ended April 30, 2012	$10.25	(0.06)		(0.59)	(0.65)		—		—	—	$9.60	(6.34)%	1.55%		(0.57)%	4.20%	$14,056	205%
September 24, 2010(e) through April 30, 2011	$10.00	(0.05)		0.30	0.25		—		—	—	$10.25	2.50%	1.55%		(1.13)%	4.57%	$16,068	238%
Global Great Consumer Fund
Class A
Year Ended April 30, 2014	$11.58	(0.11)	(d)	2.65	2.54		—		(0.08)	(0.08)	$14.04	21.92%	1.75%		(0.82)%	4.97%	$990	38%
Year Ended April 30, 2013	$11.56	(0.02)		0.19	0.17		—	(f)	(0.15)	(0.15)	$11.58	1.63%	1.78%	(g)	(0.27)%	6.70%	$677	108%
January 31, 2012(e) through April 30, 2012	$10.00	(0.01)		1.57	1.56		—		—	—	$11.56	15.60%	1.85%		(0.52)%	8.13%	$578	26%
Class C
Year Ended April 30, 2014	$11.47	(0.19)	(d)	2.61	2.42		—		(0.08)	(0.08)	$13.81	21.08%	2.50%		(1.53)%	6.40%	$800	38%
Year Ended April 30, 2013	$11.53	(0.10)		0.19	0.09		—		(0.15)	(0.15)	$11.47	0.90%	2.53%	(g)	(1.00)%	7.62%	$605	108%
January 31, 2012(e) through April 30, 2012	$10.00	(0.03)		1.56	1.53		—		—	—	$11.53	15.30%	2.60%		(1.27)%	8.89%	$577	26%
Class I
Year Ended April 30, 2014	$11.59	(0.05)	(d)	2.63	2.58		—		(0.08)	(0.08)	$14.09	22.25%	1.50%		(0.55)%	3.14%	$13,009	38%
Year Ended April 30, 2013	$11.56	0.03		0.18	0.21		(0.03)		(0.15)	(0.18)	$11.59	1.93%	1.54%	(g)	(0.01)%	3.65%	$7,421	108%
January 31, 2012(e) through April 30, 2012	$10.00	(0.01)		1.57	1.56		—		—	—	$11.56	15.60%	1.60%		(0.27)%	4.93%	$8,094	26%
Global Dynamic Bond Fund
Class A
Year Ended April 30, 2014	$10.50	0.23	(d)	(0.28)	(0.05)		(0.19)		(0.08)	(0.27)	$10.18	(0.43)%	1.15%		2.28%	5.80%	$552	137%
Year Ended April 30, 2013	$9.98	0.25	(d)	0.49	0.74		(0.20)		(0.02)	(0.22)	$10.50	7.44%	1.18%	(g)	2.40%	6.33%	$538	128%
February 29, 2012(e) through April 30, 2012	$10.00	0.04		(0.03)	0.01		(0.03)		—	(0.03)	$9.98	0.09%	1.25%		2.22%	8.32%	$500	18%
Class C
Year Ended April 30, 2014	$10.48	0.15	(d)	(0.28)	(0.13)		(0.12)		(0.08)	(0.20)	$10.15	(1.21)%	1.90%		1.53%	6.41%	$568	137%
Year Ended April 30, 2013	$9.98	0.17	(d)	0.49	0.66		(0.14)		(0.02)	(0.16)	$10.48	6.62%	1.93%	(g)	1.65%	7.05%	$566	128%
February 29, 2012(e) through April 30, 2012	$10.00	0.03		(0.03)	—		(0.02)		—	(0.02)	$9.98	(0.01)%	2.00%		1.47%	9.08%	$500	18%
Class I
Year Ended April 30, 2014	$10.51	0.25	(d)	(0.29)	(0.04)		(0.21)		(0.08)	(0.29)	$10.18	(0.28)%	0.90%		2.52%	2.42%	$11,944	137%
Year Ended April 30, 2013	$9.98	0.27	(d)	0.50	0.77		(0.22)		(0.02)	(0.24)	$10.51	7.74%	0.93%	(g)	2.64%	2.88%	$13,124	128%
February 29, 2012(e) through April 30, 2012	$10.00	0.04		(0.03)	0.01		(0.03)		—	(0.03)	$9.98	0.13%	1.00%		2.47%	4.82%	$10,006	18%

(a)	Not annualized for periods less than one year.	(e)	Commencement of operations.
(b)	Annualized for periods less than one year.	(f)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.	(g)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher
(d)	Calculated using the average shares method.		limit in effect prior to that date. See Note 4 to the financial statements for additional discussion.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

1.  Organization

Mirae Asset Discovery Funds (the "Trust") is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As of April 30, 2014, the Trust is comprised of the following six funds: Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund, Global Great Consumer Fund and Global Dynamic Bond Fund. Each may be referred to individually as a "Fund" and collectively as the "Funds."

The Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund and Global Great Consumer Fund are each classified as diversified under the 1940 Act. The Global Dynamic Bond Fund is classified as non-diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% (4.50% for Class A Shares of Global Dynamic Bond Fund) as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

The Funds record investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the U.S. market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, "fair value" of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).

Fixed-income securities, other than U.S. Government and agency securities, are generally valued by using valuation methodologies from an independent pricing service. Such services typically utilize multiple sources in an effort to obtain market color, that includes but is not limited to, observed transactions, credit quality information, perceived market movements, news, and other relevant information. These sources become the building blocks for establishing an effective modeling application, otherwise known as “matrix pricing.” U.S. Government and agency securities are valued at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within 60 days may be valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In the absence of available quotations fixed income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.

The Funds may invest in American Depositary Receipts ("ADRs") as well as other "hybrid" forms of depositary receipts, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country.

Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.

Futures contracts are generally valued at the daily quoted settlement prices established by the exchange on which they are traded.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the "Manager") determines that the closing market prices do not represent the securities' current value because of an intervening "significant event") will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security's trading has been halted or suspended, when the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be "fair valued" by an independent pricing service or by the Manager's Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.

Each Fund uses fair value pricing to seek to ensure that such Fund's net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security's valuation may differ depending on the method used for determining value. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's net asset value by short term traders.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

•

Level 1 — quoted prices in active markets for identical assets

•

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation procedures noted previously, equity securities, exchange-traded funds (including foreign equity securities), rights and futures contracts are generally categorized as a Level 1 security in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security). Fixed-income securities (including foreign bonds) are all generally categorized as Level 2 securities in the fair value hierarchy.

A summary of the valuations as of April 30, 2014, based upon the three levels defined above, are included in the table below while the detailed industry classifications are disclosed on the Schedule of Portfolio Investments of each Fund.

	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stocks
Automobiles	$—	$326,218	$—	$326,218
Banks	1,356,134	807,790	—	2,163,924
Beverages	—	191,459	—	191,459
Food Products	589,268	221,807	—	811,075
Health Care Providers & Services	—	321,494	—	321,494
Hotels, Restaurants & Leisure	273,604	983,975	—	1,257,579
Industrial Conglomerates	—	411,435	—	411,435
Internet Software & Services	700,504	517,254	—	1,217,758
Media	—	245,747	—	245,747
Metals & Mining	96,044	240,002	—	336,046
Multiline Retail	—	308,785	—	308,785
Pharmaceuticals	686,328	223,261	—	909,589
Semiconductors & Semiconductor Equipment	—	638,774	—	638,774
All Other Common Stocks	5,923,962	—	—	5,923,962
Preferred Stocks	569,109	—	—	569,109
Total Investments	$10,194,953	$5,438,001	$—	$15,632,954

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

	Level 1	Level 2	Level 3	Total Investments
Asia Fund
Common Stocks
Automobiles	$206,225	$341,643	$—	$547,868
Banks	905,319	1,107,664	—	2,012,983
Beverages	—	382,090	—	382,090
Food Products	444,993	169,942	—	614,935
Hotels, Restaurants & Leisure	622,144	810,531	—	1,432,675
Industrial Conglomerates	189,317	356,577	—	545,894
Internet Software & Services	479,788	605,992	—	1,085,780
Media	207,277	197,554	—	404,831
Multiline Retail	—	242,691	—	242,691
Semiconductors & Semiconductor Equipment	—	668,791	—	668,791
Textiles, Apparel & Luxury Goods	297,953	99,363	—	397,316
All Other Common Stocks	4,326,913	—	—	4,326,913
Total Investments	$7,679,929	$4,982,838	$—	$12,662,767

Emerging Markets Great Consumer Fund
Common Stocks
Automobiles	$3,151,034	$1,522,704	$—	$4,673,738
Banks	5,014,042	1,331,946	—	6,345,988
Beverages	—	1,096,301	—	1,096,301
Diversified Telecommunication Services	—	1,514,637	—	1,514,637
Food & Staples Retailing	4,175,004	3,801,880	—	7,976,884
Food Products	4,152,213	3,325,430	—	7,477,643
Health Care Providers & Services	2,488,950	2,306,922	—	4,795,872
Hotels, Restaurants & Leisure	3,232,904	10,672,229	—	13,905,133
Household Products	—	1,083,617	—	1,083,617
Internet Software & Services	2,081,257	4,849,604	—	6,930,861
Media	—	1,173,822	—	1,173,822
Pharmaceuticals	4,624,715	4,262,093	—	8,886,808
Textiles, Apparel & Luxury Goods	2,653,019	1,673,940	—	4,326,959
Wireless Telecommunication Services	—	1,635,051	—	1,635,051
All Other Common Stocks	29,140,317	—	—	29,140,317
Preferred Stock	1,822,184	—	—	1,822,184
Total Investments	$62,535,639	$40,250,176	$—	$102,785,815

Asia Great Consumer Fund
Common Stocks
Automobiles	$828,311	$479,166	$—	$1,307,477
Beverages	—	349,522	—	349,522
Diversified Telecommunication Services	—	475,030	—	475,030
Food Products	933,700	982,161	—	1,915,861
Hotels, Restaurants & Leisure	1,021,339	3,338,298	—	4,359,637
Household Products	—	341,665	—	341,665
Internet Software & Services	—	1,533,290	—	1,533,290
Pharmaceuticals	1,382,288	773,870	—	2,156,158
Textiles, Apparel & Luxury Goods	837,695	514,442	—	1,352,137
Wireless Telecommunication Services	—	526,758	—	526,758
All Other Common Stocks	6,125,658	—	—	6,125,658
Total Investments	$11,128,991	$9,314,202	$—	$20,443,193

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

	Level 1	Level 2	Level 3	Total Investments
Global Great Consumer Fund
Common Stocks
Beverages	$—	$409,276	$—	$409,276
Food Products	—	370,796	—	370,796
Hotels, Restaurants & Leisure	745,407	376,093	—	1,121,500
Internet Catalog Retail	858,230	385,703	—	1,243,933
Internet Software & Services	547,755	333,380	—	881,135
IT Services	1,038,357	475,019	—	1,513,376
Pharmaceuticals	279,634	861,754	—	1,141,388
Semiconductors & Semiconductor Equipment	—	321,047	—	321,047
Specialty Retail	—	538,052	—	538,052
Textiles, Apparel & Luxury Goods	440,983	901,628	—	1,342,611
All Other Common Stocks	5,111,712	—	—	5,111,712
Preferred Stock	344,915	—	—	344,915
Rights	29	—	—	29
Total Investments	$9,367,022	$4,972,748	$—	$14,339,770

Global Dynamic Bond Fund
Corporate Bond	$—	$114,664	$—	$114,664
Exchange Traded Funds	1,201,050	—	—	1,201,050
Foreign Bonds	—	410,524	—	410,524
U.S. Treasury Obligation	—	2,503,223	—	2,503,223
Yankee Dollar Bonds	—	8,098,634	—	8,098,634
Total Investments	$1,201,050	$11,127,045	$—	$12,328,095

For the period ended April 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end.

Transfers that occurred from Level 1 to Level 2 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings are as follows:

Transfers from Level 1 to Level 2
Emerging Markets Fund
Common Stocks	$3,369,478
Asia Fund
Common Stocks	$3,336,591
Emerging Markets Great Consumer Fund
Common Stocks	$30,696,978
Asia Great Consumer Fund
Common Stocks	$7,306,506
Global Great Consumer Fund
Common Stocks	$3,161,580

There were no transfers from Level 2 to Level 1 on the recognition dates.

Cash Equivalents

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a Fund denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

Income received by the Funds from sources within foreign countries may be subject to withholding imposed by such countries. The Funds may also be subject to foreign taxes on gains on investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charge to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

Each of the Funds (except the Global Dynamic Bond Fund) intends to declare and distribute net investment income at least annually, if any. The Global Dynamic Bond Fund declares and distributes dividends from net investment income on a monthly basis. In addition, each Fund intends to distribute net realized capital gains, if any, annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (PFICs)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee

A redemption fee of 2.00% is charged and recorded as capital for any shares redeemed after being held for less than 60 days. This fee does not apply to shares that were acquired through reinvestment of dividends or distributions. Redemption fees collected for the period ended April 30, 2014 are reflected on the Statements of Changes in Net Assets as "Redemption Fees".

Federal Income Taxes

Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.

Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds' financial statements.

3.  Derivatives

Futures Contracts

The Global Dynamic Bond Fund may engage in transactions in futures contracts, which are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The Fund may enter into futures contracts in an effort to hedge against market risks. In addition, the Global Dynamic Bond Fund may enter into currency forward futures contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date, generally under a standing binding agreement which may be traded on U.S. and non-U.S. exchanges. A currency forward futures contract will generally reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased.

Upon purchasing or selling a futures contract, the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each date thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day, or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability of the Manager to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. No open futures contracts were held by the Fund as of April 30, 2014. During the year ended April 30, 2014, the Global Dynamic Bond Fund had limited activity in these transactions.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

During the year ended April 30, 2014, the effect of derivative instruments on the Fund’s Statements of Operations were as follows:

Realized Gain(Loss) on Derivatives Recognized as a Result from Operations
Net Realized Gains (Losses) on Futures Contracts
Global Dynamic Bond Fund
Interest Rate Risk Exposure	$(2,235)

4.  Transactions with Affiliates and other Servicing Arrangements

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the "Investment Management Agreement"). Under this agreement, each Fund pays the Manager a fee at an annualized rate of the average daily net assets of each Fund as listed below:

Emerging Markets Fund	1.05%
Asia Fund	1.00%
Emerging Markets Great Consumer Fund	1.05%
Asia Great Consumer Fund	1.00%
Global Great Consumer Fund	0.95%
Global Dynamic Bond Fund	0.65%

The Manager, with respect to each of Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund and Asia Great Consumer Fund, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund.

The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2014 as follows:

Emerging Markets Fund Class A	1.75%	*	Asia Great Consumer Fund Class A	1.80%
Emerging Markets Fund Class C	2.50%	*	Asia Great Consumer Fund Class C	2.55%
Emerging Markets Fund Class I	1.50%	*	Asia Great Consumer Fund Class I	1.55%

Asia Fund Class A	1.70%	*	Global Great Consumer Fund Class A	1.75%
Asia Fund Class C	2.45%	*	Global Great Consumer Fund Class C	2.50%
Asia Fund Class I	1.45%	*	Global Great Consumer Fund Class I	1.50%

Emerging Markets Great Consumer Fund Class A	1.85%		Global Dynamic Bond Fund Class A	1.15%
Emerging Markets Great Consumer Fund Class C	2.60%		Global Dynamic Bond Fund Class C	1.90%
Emerging Markets Great Consumer Fund Class I	1.60%		Global Dynamic Bond Fund Class I	0.90%

*	Limit in effect as of August 28, 2013. Prior to that date, the expense limitation for this share class was 0.10% higher than that stated above.

Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Trust's Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2014, the repayments that may potentially be made by the Funds are as follows:

	Expires 4/30/15	Expires 4/30/16	Expires 4/30/17	Total
Emerging Markets Fund	$464,702	$369,558	$278,620	$1,112,880
Asia Fund	384,837	335,878	271,955	992,670
Emerging Markets Great Consumer Fund	449,435	463,112	517,181	1,429,728
Asia Great Consumer Fund	428,164	333,094	274,619	1,035,877
Global Great Consumer Fund	76,617	213,482	211,584	501,683
Global Dynamic Bond Fund	74,008	270,261	232,755	577,024

Citi Fund Services Ohio, Inc. ("Citi"), a wholly owned subsidiary of Citibank, N.A., serves as the Trust's administrator, transfer agent and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds. Citi will also receive fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held. The Funds have an uncommitted $5,000,000 demand line of credit facility with Citibank, N.A.; borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. There were no borrowings under the facility during the period ended April 30, 2014.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

Funds Distributor, LLC (the "Distributor") serves as the distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the period ended April 30, 2014 as follows:

	Class A	Class C
Emerging Markets Fund	$416	$–
Asia Fund	179	–
Emerging Markets Great Consumer Fund	25,111	–
Asia Great Consumer Fund	1,081	–
Global Great Consumer Fund	380	–
Global Dynamic Bond fund	39	–

For the period ended April 30, 2014, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund's purchases and sales of portfolio investments are as follows:

	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$202
	Mirae Asset Securities (Korea) Ltd.	106
Asia Fund	Mirae Asset Securities (Hong Kong) Ltd.	247
	Mirae Asset Securities (Korea) Ltd.	68
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	643
	Mirae Asset Securities (Korea) Ltd.	696
Asia Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	160
	Mirae Asset Securities (Korea) Ltd.	25
Global Dynamic Bond Fund	Mirae Asset Securities (USA) Ltd.	189

Under the Fund Compliance and AML Services Agreement with the Trust, Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions. Expenses incurred by each Fund are reflected on the Statements of Operations as "Compliance services fees".

Certain officers and Trustees of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.

5.  Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the period ended April 30, 2014 were as follows:

	Purchases	Sales
Emerging Markets Fund	$11,809,403	$11,796,035
Asia Fund	10,449,320	10,451,263
Emerging Markets Great Consumer Fund	83,302,129	19,134,604
Asia Great Consumer Fund	10,449,241	5,664,602
Global Great Consumer Fund	8,111,495	3,920,638
Global Dynamic Bond Fund	9,912,121	9,349,516

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended April 30, 2014 were as follows:

	Purchases	Sales
Global Dynamic Bond Fund	$5,479,941	$7,484,277

6.  Investment Risks

Equity Securities Risk

Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Credit Risk

The issuer of a fixed income security or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

Foreign Securities Risk

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risks

The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the funds' loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Concentration Risk

Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedule of Portfolio Investments provide information on each Fund's holdings, including industry and/or geographical composition, as relevant.

Non-Diversification Risk

The Global Dynamic Bond Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

7.  Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. The Manager determines the liquidity of a Fund's investments under the supervision of the Board. At April 30, 2014, the Global Dynamic Bond Fund held restricted securities representing 35.4% of net assets, none of which have been deemed illiquid. The restricted securities held as of April 30, 2014 are identified below and are also presented in the Fund's Schedule of Portfolio Investments.

Global Dynamic Bond Fund	% of Net Assets	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Banco Santander Brasil SA, 8.00%, 3/18/16	1.0%	5/2/13	$150,631	$300,000	$125,073
Banco de Credito e Inversiones, 4.00%, 2/11/23	1.9%	2/6/13	248,371	250,000	246,385
Caixa Economica Federal, 4.50%, 10/3/18	1.2%	9/27/13	149,126	150,000	152,625
CNPC General Capital Ltd., 2.75%, 4/19/17	1.6%	4/12/12	199,989	200,000	204,177
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22	1.8%	2/6/13	248,645	250,000	228,125
Golden Eagle Retail Group Ltd., 4.63%, 5/21/23	1.4%	5/14/13	199,226	200,000	178,827
Hana Bank, 3.50%, 10/25/17	4.1%	4/19/12	499,803	500,000	527,564
KazAgro National Management Holding JSC, 4.63%, 5/24/23	1.4%	5/17/13	200,000	200,000	187,000
PT Pertamina, 4.88%, 5/3/22	1.8%	4/26/12	248,773	250,000	240,938
Republic of Indonesia, 6.75%, 1/15/44	2.1%	1/9/14	251,620	250,000	278,125
Republic of Sri Lanka, 5.13%, 4/11/19	1.6%	4/7/14	200,000	200,000	202,000
Siam Commercial Bank Public Co. Ltd., 3.50%, 4/7/19	3.9%	4/2/14	498,024	500,000	503,926
State Bank of India, 3.25%, 4/18/18	2.3%	5/3/13	302,050	300,000	298,436
Turk EximBank, 5.88%, 4/24/19	2.0%	4/13/12	247,982	250,000	262,812
Turkiye Garanti Bankasi, 4.00%, 9/13/17	1.9%	9/6/12	248,640	250,000	252,028
Woori Bank Co. Ltd., 2.88%, 10/2/18	1.6%	9/24/13	198,825	200,000	202,269
Woori Bank Co. Ltd., 4.75%, 4/30/24	3.8%	4/23/14	499,765	500,000	499,371

8.  Federal Income Tax Information

At April 30, 2014, the Funds had net capital loss carryforwards ("CLCFs") for federal income tax purposes which are available to reduce the future capital gain distributions to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward for an unlimited period capital losses incurred in taxable years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment CLCFs may have an increased likelihood of expiring unused. Additionally, post-enactment CLCFs will retain their character as short-term or long-term capital losses rather than being considered all short-term under previous law.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

CLCFs subject to expiration:

Expires 2019
Asia Great Consumer Fund	$6,627

CLCFs originating in the current tax year and not subject to expiration:

	Short Term Amount	Long Term Amount	Total
Emerging Markets Fund	$2,176,792	$–	$2,176,792
Emerging Markets Great Consumer Fund	1,521,470	–	1,521,470
Asia Great Consumer Fund	349,555	–	349,555
Global Dynamic Bond Fund	144,452	–	144,452

Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:

	Post October Loss Deferred	Late Year Ordinary Loss Deferred	Total
Emerging Markets Fund	$–	$40,437	$40,437
Asia Fund	–	35,615	35,615
Emerging Markets Great Consumer Fund	–	141,651	141,651
Asia Great Consumer Fund	–	23,586	23,586

The tax character of distributions paid to shareholders during the tax year ended April 30, 2014 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Fund	$13,439	$–	$13,439	$13,439
Asia Fund	–	155,393	155,393	155,393
Global Great Consumer Fund	–	83,014	83,014	83,014
Global Dynamic Bond Fund	335,459	37,581	373,040	373,040

The tax character of distributions paid to shareholders during the tax year ended April 30, 2013 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Global Great Consumer Fund	$136,107	$4,928	$141,035	$141,035
Global Dynamic Bond Fund	274,265	1,716	275,981	275,981

As of April 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Emerging Markets Fund	$–	$–	$–	$(2,217,229)	$1,166,028	$(1,051,201)
Asia Fund	–	493,773	493,773	(35,615)	1,607,866	2,066,024
Emerging Markets Great Consumer Fund	–	–	–	(1,663,121)	5,720,416	4,057,295
Asia Great Consumer Fund	–	–	–	(379,768)	2,871,723	2,491,955
Global Great Consumer Fund	115,122	673,622	788,744	–	2,134,484	2,923,228
Global Dynamic Bond Fund	31,231	–	31,231	(144,452)	226,206	112,985

At April 30, 2014, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Fund	$14,462,190	$1,902,904	$(732,140)	$1,170,764
Asia Fund	11,049,869	1,818,350	(205,452)	1,612,898
Emerging Markets Great Consumer Fund	97,021,724	8,762,017	(2,997,926)	5,764,091
Asia Great Consumer Fund	17,553,561	3,429,193	(539,561)	2,889,632
Global Great Consumer Fund	12,203,728	2,327,574	(191,532)	2,136,042
Global Dynamic Bond Fund	12,102,141	321,607	(95,653)	225,954

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2014

9.  Control Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2014, the Funds have individual shareholder account and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Manager, and representing ownership as follows:

Beneficial Ownership
Emerging Markets Fund	44%
Asia Fund	27%
Emerging Markets Great Consumer Fund	34%
Asia Great Consumer Fund	37%
Global Great Consumer Fund	26%
Global Dynamic Bond Fund	74%

Mirae Asset Discovery Funds April 30, 2014

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Mirae Asset Discovery Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Mirae Asset Discovery Funds (the “Funds”) comprised of the Emerging Markets Fund (formerly Emerging Markets Sector Leader Fund), Asia Fund (formerly Asia Sector Leader Fund), Emerging Markets  Great Consumer Fund, Asia Great Consumer Fund, Global Great Consumer Fund, and Global Dynamic Bond Fund as of April 30, 2014, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mirae Asset Discovery Funds as of April 30, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the two years then ended, and financial highlights for each of the four years or periods then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 27, 2014

Mirae Asset Discovery Funds
Supplemental Information (unaudited)	April 30, 2014

Additional Federal Income Tax Information

For the fiscal year ended April 30, 2014, the following Funds designated short-term capital gain distributions in the following amounts:

Amount
Global Dynamic Bond Fund	$68,652

For the fiscal year ended April 30, 2014, the following Funds designated long-term capital gain distributions in the following amounts:

Amount
Asia Fund	$155,393
Global Great Consumer Fund	83,014
Global Dynamic Bond Fund	37,581

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2014

Board of Trustees:
Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held

Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971.	6

Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Credit Suisse Asset Management Funds (two closed-end and three open-end investment companies); Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to 2013.

John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	Retired	6	Director of Chirin Capital (hedge fund) from June 2004 to July 2011; Director of Progress Capital (hedge fund) from June 2005 to July 2011.

Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC since March 2008; Vice Chairman of One Capital Management from March 2008 to October 2008.	6

Director of Metropolitan Series Fund, Inc. (investment management); Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc. (investment management); Director of Trilogy Global Advisors from December 2009 to December 2011 (investment management); Director Soleil Securities from March 2008 to May 2009 (investment research).

Interested Trustee:
Peter Graham (1964)	Trustee	2013 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009.	6	None

Officers:

Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Peter Graham (1964)	President	2011 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009.

Robert Shea (1966)	Secretary	March 2013 to present

Chief Operating Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Finance and Operations from July 2009 to March 2013. Chief Financial Officer of Gradient Partners, LP from September 2004 to June 2009.

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.

Patrick Keniston (1964)	Chief Compliance Officer	2010 to present	Director of Foreside Compliance Services, LLC since October 2008; Counsel of Citi Fund Services from March 2005 to October 2008.

*  The business address of each Trustee and Officer is 1350 Avenue of the Americas, 33rd Floor, New York, NY 10019.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds

To Make Investments

Regular Mail:	Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165

Express, Registered or Certified Mail:	Mirae Asset Discovery Funds 3435 Stelzer Road Columbus, Ohio 43219

Phone Number:	(888) 335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the "Trust"). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit http://investments.miraeasset.us.

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free (888) 335-3417; and on the Securities and Exchange Commission's (the “Commission”) website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 335-3417, and on the Trust's website at http://investments.miraeasset.us.

The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission's website at sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.

04/14

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

(b)

During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2013 and April, 30 2014, the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:

	2013	$69,500
	2014	$72,960

	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

	2013	$0
	2014	$0

(c)	Tax Fees:

	2013	$28,400
	2014	$20,790

Represents the aggregate tax fee billed for professional services rendered by Ernst & Young, LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2013 and 2014 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

	2013	$0
	2014	$0

For the fiscal years ended April 30, 2014 and April 30, 2013, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)

Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)

For the fiscal years ended April 30, 2014 and April 30, 2013, the Aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $20,790 and $28,400, respectively.

(h)	Not applicable

Item 5.

 Audit Committee of Listed Registrants.

Not applicable.

Item 6.

 Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)

Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(b)

A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)	/s/ Peter Graham
Peter Graham, President and Principal Executive Officer

Date	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter Graham
Peter Graham, President and Principal Executive Officer

Date	February 23, 2015

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial Officer

Date	February 23, 2015